Exhibit 99.2

Genworth Financial

SECOND QUARTER FINANCIAL SUPPLEMENT

JUNE 30, 2011

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Note:

Unless otherwise noted, references in this financial supplement to net income (loss), net income (loss) per share, net operating income (loss), net operating income (loss) per share, book value and book value per common share should be read as net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Dear Investor,

The company provided additional data related to delinquencies, cures and loss reserves for its U.S. Mortgage Insurance segment. This information can be found on pages 46, 47 and 51.

Once again, thank you for your continued interest in Genworth Financial.

Please feel free to call with any questions or comments.

Regards,

Kelly Groh

Investor Relations

804 662.2248

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income (loss).” The chief operating decision maker evaluates segment performance and allocates resources on the basis of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders. The company defines net operating income (loss) available to Genworth Financial, Inc.’s common stockholders as income (loss) from continuing operations excluding net income attributable to noncontrolling interests, after-tax net investment gains (losses) and other adjustments and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Infrequent or unusual non-operating items are also excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders if, in the company’s opinion, they are not indicative of overall operating trends. While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with GAAP, the company believes that net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and measures that are derived from or incorporate net operating income (loss) available to Genworth Financial, Inc.’s common stockholders, including net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. However, net operating income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share on a basic and diluted basis determined in accordance with GAAP. In addition, the company’s definition of net operating income (loss) available to Genworth Financial, Inc.’s common stockholders may differ from the definitions used by other companies. There were no infrequent or unusual non-operating items excluded from net operating income (loss) available to Genworth Financial, Inc.’s common stockholders during the periods presented other than a $106 million tax benefit related to separation from the company’s former parent recorded in the first quarter of 2010. The table on page 8 of this financial supplement reflects net operating income (loss) as determined in accordance with accounting guidance related to segment reporting, and a reconciliation of net operating income (loss) of the company’s segments and Corporate and Other activities to net income (loss) available to Genworth Financial, Inc.’s common stockholders for the three and six months ended June 30, 2011 and 2010. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 65 through 68 of this financial supplement.

Selected Operating Performance Measures

This financial supplement contains selected operating performance measures including “sales,” “assets under management” and “insurance in-force” or “risk in-force” which are commonly used in the insurance and investment industries as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new and renewal business generated in a period. Sales refer to: (1) annualized first-year premiums for term life, long-term care and Medicare supplement insurance; (2) new and additional premiums/deposits for universal and term universal life insurance, linked-benefits, spread-based and variable products; (3) gross flows and net flows, which represent gross flows less redemptions, for the wealth management business; (4) written premiums and deposits, gross of ceded reinsurance and cancellations, and premium equivalents, where the company earns a fee for administrative services only business, for the lifestyle protection insurance business; (5) new insurance written for mortgage insurance; and (6) written premiums, net of cancellations, for the Mexican insurance operations, which in each case reflects the amount of business the company generated during each period presented. Sales do not include renewal premiums on policies or contracts written during prior periods. The company considers annualized first-year premiums, new premiums/deposits, gross and net flows, written premiums, premium equivalents and new insurance written to be a measure of the company’s operating performance because they represent a measure of new sales of insurance policies or contracts during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports assets under management for the wealth management business, insurance in-force and risk in-force. Assets under management for the wealth management business represent third-party assets under management that are not consolidated in the company’s financial statements. Insurance in-force for the life, international mortgage and U.S. mortgage insurance businesses is a measure of the aggregate face value of outstanding insurance policies as of the respective reporting date. For the risk in-force in the international mortgage insurance business, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s businesses in Canada, Australia and New Zealand. Risk in-force for the U.S. mortgage insurance business is the obligation that is limited under contractual terms to the amounts less than 100% of the mortgage loan value. The company considers assets under management for the wealth management business, insurance in-force and risk in-force to be a measure of the company’s operating performance because they represent a measure of the size of the business at a specific date which will generate revenues and profits in a future period, rather than a measure of the company’s revenues or profitability during that period.

This financial supplement also includes information related to loss mitigation activities for the U.S. mortgage insurance business. The company defines loss mitigation activities as rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled presales, claims curtailment and other loan workouts and claim mitigation actions. Estimated savings related to rescissions are the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings related to loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including presales, the estimated savings represent the difference between the full claim obligation and the actual amount paid. The company believes that this information helps to enhance the understanding of the operating performance of the U.S. mortgage insurance business as they specifically impact current and future loss reserves and level of claim payments.

These operating measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)	$12,370	$12,457	$12,369	$12,518	$12,600
Total accumulated other comprehensive income (loss)	2,062	1,620	1,492	2,484	1,331

Total Genworth Financial, Inc.’s stockholders’ equity	$14,432	$14,077	$13,861	$15,002	$13,931

Book value per common share	$29.41	$28.70	$28.31	$30.64	$28.48
Book value per common share, excluding accumulated other comprehensive income (loss)	$25.21	$25.40	$25.26	$25.57	$25.76
Common shares outstanding as of the balance sheet date	490.7	490.5	489.7	489.6	489.2

	Twelve months ended
Twelve Month Rolling Average ROE	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
GAAP Basis ROE	-0.7%	0.4%	1.1%	2.7%	2.3%
Operating ROE(1)	-0.7%	0.9%	1.0%	2.8%	3.3%

	Three months ended
Quarterly Average ROE	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
GAAP Basis ROE	-3.1%	2.6%	-5.2%	2.6%	1.3%
Operating ROE(1)	-2.4%	3.2%	-4.3%	0.9%	3.8%

Basic and Diluted Shares	Three months ended June 30, 2011	Six months ended June 30, 2011
Weighted-average shares used in basic earnings per common share calculations	490.6	490.4
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	—	—

Weighted-average shares used in diluted earnings per common share calculations(2)	490.6	490.4

(1)	See page 65 herein for a reconciliation of GAAP Basis ROE to Operating ROE.
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the company’s net loss available to Genworth Financial, Inc.’s common stockholders for the three and six months ended June 30, 2011, the inclusion of 3.7 million and 4.0 million, respectively, shares for stock options, restricted stock units and stock appreciation rights would have been antidilutive to the calculation. If the company had not incurred a net loss available to Genworth Financial, Inc.’s common stockholders for the three and six months ended June 30, 2011, dilutive potential common shares would have been 494.3 million and 494.4 million, respectively.

Second Quarter Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Income (Loss)

(amounts in millions)

	Three months ended June 30,		Six months ended June 30,
	2011	2010	2011	2010
REVENUES:
Premiums	$1,455	$1,470	$2,892	$2,940
Net investment income	881	823	1,711	1,588
Net investment gains (losses)	(40)	(139)	(68)	(209)
Insurance and investment product fees and other	359	256	688	512

Total revenues	2,655	2,410	5,223	4,831

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,672	1,340	3,081	2,655
Interest credited	204	211	405	424
Acquisition and operating expenses, net of deferrals	514	499	1,014	974
Amortization of deferred acquisition costs and intangibles	197	179	382	363
Interest expense	134	109	261	224

Total benefits and expenses	2,721	2,338	5,143	4,640

INCOME (LOSS) BEFORE INCOME TAXES	(66)	72	80	191
Provision (benefit) for income taxes	(6)	(5)	24	(98)
Effective tax rate	9.1%	-6.9%	30.0%	-51.3%

NET INCOME (LOSS)	(60)	77	56	289
Less: net income attributable to noncontrolling interests	36	35	70	69

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(96)	$42	$(14)	$220

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions, except per share amounts)

		Three months ended June 30,		Six months ended June 30,
		2011	2010	2011	2010
	Retirement and Protection:
	Wealth Management	$13	$10	$23	$21
	Retirement Income	33	25	58	59
	Life Insurance	72	32	124	69
	Long-Term Care	31	47	71	87

	Total Retirement and Protection	149	114	276	236
	International:
International Mortgage Insurance	—Canada	31	45	82	86
	—Australia	54	59	106	102
	—Other	(3)	(11)	(7)	(16)
	Lifestyle Protection Insurance	25	12	50	24

	Total International	107	105	231	196
	U.S. Mortgage Insurance	(253)	(40)	(334)	(76)
	Corporate and Other	(77)	(61)	(149)	(124)

	NET OPERATING INCOME (LOSS)	(74)	118	24	232

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments(1)	(22)	(76)	(38)	(118)
	Net tax benefit related to separation from the company’s former parent	—	—	—	106

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(96)	42	(14)	220
	Add: net income attributable to noncontrolling interests	36	35	70	69

	NET INCOME (LOSS)	$(60)	$77	$56	$289

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$(0.20)	$0.09	$(0.03)	$0.45
	Diluted	$(0.20)	$0.08	$(0.03)	$0.45
	Net operating income (loss) per common share
	Basic	$(0.15)	$0.24	$0.05	$0.47
	Diluted	$(0.15)	$0.24	$0.05	$0.47
	Weighted-average shares outstanding
	Basic	490.6	489.1	490.4	489.0
	Diluted	490.6	494.2	490.4	493.9

(1)	See page 63 for details on net investment gains (losses), net of taxes and other adjustments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,455	$1,437	$2,892	$1,467	$1,447	$1,470	$1,470	$5,854
Net investment income	881	830	1,711	863	815	823	765	3,266
Net investment gains (losses)	(40)	(28)	(68)	(39)	105	(139)	(70)	(143)
Insurance and investment product fees and other	359	329	688	300	300	256	256	1,112

Total revenues	2,655	2,568	5,223	2,591	2,667	2,410	2,421	10,089

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,672	1,409	3,081	1,837	1,502	1,340	1,315	5,994
Interest credited	204	201	405	205	212	211	213	841
Acquisition and operating expenses, net of deferrals	514	500	1,014	519	472	499	475	1,965
Amortization of deferred acquisition costs and intangibles	197	185	382	166	227	179	184	756
Interest expense	134	127	261	119	114	109	115	457

Total benefits and expenses	2,721	2,422	5,143	2,846	2,527	2,338	2,302	10,013

INCOME (LOSS) BEFORE INCOME TAXES	(66)	146	80	(255)	140	72	119	76
Provision (benefit) for income taxes	(6)	30	24	(129)	18	(5)	(93)	(209)

NET INCOME (LOSS)	(60)	116	56	(126)	122	77	212	285
Less: net income attributable to noncontrolling interests	36	34	70	35	39	35	34	143

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$(96)	$82	$(14)	$(161)	$83	$42	$178	$142

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
Basic	$(0.20)	$0.17	$(0.03)	$(0.33)	$0.17	$0.09	$0.36	$0.29
Diluted	$(0.20)	$0.17	$(0.03)	$(0.33)	$0.17	$0.08	$0.36	$0.29
Weighted-average shares outstanding
Basic	490.6	490.1	490.4	489.6	489.5	489.1	488.8	489.3
Diluted	490.6	494.4	490.4	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment by Quarter

(amounts in millions, except per share amounts)

		2011			2010
		2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Retirement and Protection:
	Wealth Management	$13	$10	$23	$11	$8	$10	$11	$40
	Retirement Income	33	25	58	42	26	25	34	127
	Life Insurance	72	52	124	42	33	32	37	144
	Long-Term Care	31	40	71	43	44	47	40	174

	Total Retirement and Protection	149	127	276	138	111	114	122	485
International:
International Mortgage Insurance	—Canada	31	51	82	46	44	45	41	176
	—Australia	54	52	106	55	48	59	43	205
	—Other	(3)	(4)	(7)	(3)	1	(11)	(5)	(18)
	Lifestyle Protection Insurance	25	25	50	19	28	12	12	71

	Total International	107	124	231	117	121	105	91	434
	U.S. Mortgage Insurance	(253)	(81)	(334)	(352)	(152)	(40)	(36)	(580)
	Corporate and Other	(77)	(72)	(149)	(38)	(51)	(61)	(63)	(213)

	NET OPERATING INCOME (LOSS)	(74)	98	24	(135)	29	118	114	126

	ADJUSTMENTS TO NET OPERATING INCOME (LOSS):
	Net investment gains (losses), net of taxes and other adjustments	(22)	(16)	(38)	(26)	54	(76)	(42)	(90)
	Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	106	106

	NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(96)	82	(14)	(161)	83	42	178	142
	Add: net income attributable to noncontrolling interests	36	34	70	35	39	35	34	143

	NET INCOME (LOSS)	$(60)	$116	$56	$(126)	$122	$77	$212	$285

	Earnings (Loss) Per Share Data:
	Net income (loss) available to Genworth Financial, Inc.’s common stockholders per common share
	Basic	$(0.20)	$0.17	$(0.03)	$(0.33)	$0.17	$0.09	$0.36	$0.29
	Diluted	$(0.20)	$0.17	$(0.03)	$(0.33)	$0.17	$0.08	$0.36	$0.29
	Net operating income (loss) per common share
	Basic	$(0.15)	$0.20	$0.05	$(0.28)	$0.06	$0.24	$0.23	$0.26
	Diluted	$(0.15)	$0.20	$0.05	$(0.28)	$0.06	$0.24	$0.23	$0.25
	Weighted-average shares outstanding
	Basic	490.6	490.1	490.4	489.6	489.5	489.1	488.8	489.3
	Diluted	490.6	494.4	490.4	489.6	493.9	494.2	493.5	493.9

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$56,221	$54,998	$55,183	$56,356	$53,386
Equity securities available-for-sale, at fair value	374	355	332	223	199
Commercial mortgage loans	6,432	6,600	6,718	6,929	7,208
Restricted commercial mortgage loans related to securitization entities	457	485	507	522	535
Policy loans	1,542	1,480	1,471	1,480	1,467
Other invested assets	3,301	3,752	3,854	5,320	4,042
Restricted other invested assets related to securitization entities	379	376	372	378	374

Total investments	68,706	68,046	68,437	71,208	67,211
Cash and cash equivalents	2,831	3,742	3,132	3,598	4,586
Accrued investment income	693	794	733	760	696
Deferred acquisition costs	7,362	7,334	7,256	7,055	7,170
Intangible assets	692	713	741	647	789
Goodwill	1,333	1,331	1,329	1,321	1,313
Reinsurance recoverable	16,999	17,102	17,191	17,223	17,279
Other assets	988	883	810	958	1,024
Deferred tax asset	1,291	1,188	1,100	867	—
Separate account assets	11,452	11,807	11,666	11,063	10,284

Total assets	$112,347	$112,940	$112,395	$114,700	$110,352

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Consolidated Balance Sheets

(amounts in millions)

	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,177	$30,872	$30,717	$30,758	$29,929
Policyholder account balances	26,115	26,399	26,978	27,714	28,338
Liability for policy and contract claims	7,327	6,959	6,933	6,448	6,302
Unearned premiums	4,563	4,529	4,541	4,492	4,238
Other liabilities	5,637	6,189	6,085	6,949	6,287
Borrowings related to securitization entities	452	489	494	502	525
Non-recourse funding obligations	3,374	3,431	3,437	3,437	3,437
Short-term borrowings	—	—	—	730	730
Long-term borrowings	4,755	5,347	4,952	4,373	4,331
Deferred tax liability	1,937	1,689	1,621	2,163	904
Separate account liabilities	11,452	11,807	11,666	11,063	10,284

Total liabilities	96,789	97,711	97,424	98,629	95,305

Stockholders’ equity:
Common stock	1	1	1	1	1
Additional paid-in capital	12,110	12,101	12,095	12,084	12,078

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	352	77	21	730	208
Net unrealized gains (losses) on other-than-temporarily impaired securities	(116)	(114)	(121)	(143)	(179)

Net unrealized investment gains (losses)	236	(37)	(100)	587	29

Derivatives qualifying as hedges	943	864	924	1,354	1,162
Foreign currency translation and other adjustments	883	793	668	543	140

Total accumulated other comprehensive income (loss)	2,062	1,620	1,492	2,484	1,331
Retained earnings	2,959	3,055	2,973	3,133	3,221
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	14,432	14,077	13,861	15,002	13,931
Noncontrolling interests	1,126	1,152	1,110	1,069	1,116

Total stockholders’ equity	15,558	15,229	14,971	16,071	15,047

Total liabilities and stockholders’ equity	$112,347	$112,940	$112,395	$114,700	$110,352

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	June 30, 2011
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$50,066	$11,603	$2,822	$7,739	$72,230
Deferred acquisition costs and intangible assets	8,488	805	53	41	9,387
Reinsurance recoverable	16,656	67	276	—	16,999
Deferred tax and other assets	457	359	897	566	2,279
Separate account assets	11,452	—	—	—	11,452

Total assets	$87,119	$12,834	$4,048	$8,346	$112,347

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$31,177	$—	$—	$—	$31,177
Policyholder account balances	21,963	18	—	4,134	26,115
Liability for policy and contract claims	4,110	710	2,506	1	7,327
Unearned premiums	589	3,867	107	—	4,563
Non-recourse funding obligations	3,474	—	—	(100)	3,374
Deferred tax and other liabilities	3,853	1,194	199	2,328	7,574
Borrowings and capital securities	—	591	—	4,616	5,207
Separate account liabilities	11,452	—	—	—	11,452

Total liabilities	76,618	6,380	2,812	10,979	96,789

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	9,136	4,335	1,262	(2,363)	12,370
Allocated accumulated other comprehensive income (loss)	1,365	993	(26)	(270)	2,062

Total Genworth Financial, Inc.’s stockholders’ equity	10,501	5,328	1,236	(2,633)	14,432
Noncontrolling interests	—	1,126	—	—	1,126

Total stockholders’ equity	10,501	6,454	1,236	(2,633)	15,558

Total liabilities and stockholders’ equity	$87,119	$12,834	$4,048	$8,346	$112,347

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2011
	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other(1)	Total
ASSETS
Cash and investments	$49,170	$11,695	$2,812	$8,905	$72,582
Deferred acquisition costs and intangible assets	8,491	794	50	43	9,378
Reinsurance recoverable	16,696	72	333	1	17,102
Deferred tax and other assets	458	277	794	542	2,071
Separate account assets	11,807	—	—	—	11,807

Total assets	$86,622	$12,838	$3,989	$9,491	$112,940

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$30,872	$—	$—	$—	$30,872
Policyholder account balances	21,996	19	—	4,384	26,399
Liability for policy and contract claims	4,026	712	2,220	1	6,959
Unearned premiums	577	3,847	105	—	4,529
Non-recourse funding obligations	3,531	—	—	(100)	3,431
Deferred tax and other liabilities	3,869	1,491	208	2,310	7,878
Borrowings and capital securities	—	438	—	5,398	5,836
Separate account liabilities	11,807	—	—	—	11,807

Total liabilities	76,678	6,507	2,533	11,993	97,711

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	8,822	4,310	1,516	(2,191)	12,457
Allocated accumulated other comprehensive income (loss)	1,122	869	(60)	(311)	1,620

Total Genworth Financial, Inc.’s stockholders’ equity	9,944	5,179	1,456	(2,502)	14,077
Noncontrolling interests	—	1,152	—	—	1,152

Total stockholders’ equity	9,944	6,331	1,456	(2,502)	15,229

Total liabilities and stockholders’ equity	$86,622	$12,838	$3,989	$9,491	$112,940

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of March 31, 2011	$6,882	$627	$37	$3	$7,549
Costs deferred	162	51	7	—	220
Amortization, net of interest accretion(1)	(96)	(67)	(3)	(1)	(167)
Impact of foreign currency translation	—	11	—	—	11

Unamortized balance as of June 30, 2011	6,948	622	41	2	7,613
Effect of accumulated net unrealized investment (gains) losses	(251)	—	—	—	(251)

Balance as of June 30, 2011	$6,697	$622	$41	$2	$7,362

(1)	Amortization, net of interest accretion, includes $(6) million of amortization related to net investment gains (losses) for the policyholder account balances.

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Three months ended June 30, 2011	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other (1)	Total
REVENUES:
Premiums	$—	$20	$222	$580	$822	$157	$98	$13	$223	$491	$142	$—	$1,455
Net investment income	—	271	141	248	660	50	46	3	53	152	26	43	881
Net investment gains (losses)	—	(23)	(15)	(8)	(46)	2	2	1	1	6	1	(1)	(40)
Insurance and investment product fees and other	114	57	170	7	348	—	1	4	4	9	1	1	359

Total revenues	114	325	518	827	1,784	209	147	21	281	658	170	43	2,655

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	113	247	644	1,004	51	47	9	35	142	526	—	1,672
Interest credited	—	104	69	—	173	—	—	—	—	—	—	31	204
Acquisition and operating expenses, net of deferrals	92	35	41	106	274	25	17	12	151	205	35	—	514
Amortization of deferred acquisition costs and intangibles	1	41	41	35	118	14	12	—	46	72	4	3	197
Interest expense	—	—	25	1	26	6	—	—	16	22	—	86	134

Total benefits and expenses	93	293	423	786	1,595	96	76	21	248	441	565	120	2,721

INCOME (LOSS) BEFORE INCOME TAXES	21	32	95	41	189	113	71	—	33	217	(395)	(77)	(66)
Provision (benefit) for income taxes	8	9	33	16	66	45	16	2	8	71	(143)	—	(6)

NET INCOME (LOSS)	13	23	62	25	123	68	55	(2)	25	146	(252)	(77)	(60)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	36	—	—	—	36	—	—	36

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	13	23	62	25	123	32	55	(2)	25	110	(252)	(77)	(96)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	10	10	6	26	(1)	(1)	(1)	—	(3)	(1)	—	22

NET OPERATING INCOME (LOSS)	$13	$33	$72	$31	$149	$31	$54	$(3)	$25	$107	$(253)	$(77)	$(74)

Effective tax rate (operating income (loss))(2)	36.4%	29.2%	35.4%	37.4%	34.7%	49.7%	22.2%	-514.6%	23.3%	34.3%	36.0%	-0.2%	9.1%

(1)	Includes inter-segment eliminations and non-strategic products.
(2)

The operating income (loss) effective tax rate for all pages in this financial supplement was calculated using whole dollars. As a result, the percentages shown may differ from an operating income (loss) effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Three months ended June 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other(1)	Total
REVENUES:
Premiums	$—	$32	$232	$558	$822	$151	$86	$14	$244	$495	$153	$—	$1,470
Net investment income	—	281	119	230	630	47	38	4	38	127	31	35	823
Net investment gains (losses)	—	(66)	(7)	4	(69)	(1)	—	—	2	1	(3)	(68)	(139)
Insurance and investment product fees and other	89	53	109	9	260	(1)	—	—	—	(1)	—	(3)	256

Total revenues	89	300	453	801	1,643	196	124	18	284	622	181	(36)	2,410

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	139	240	582	961	49	37	20	57	163	216	—	1,340
Interest credited	—	114	61	1	176	—	—	—	—	—	—	35	211
Acquisition and operating expenses, net of deferrals	72	36	39	105	252	23	14	11	157	205	33	9	499
Amortization of deferred acquisition costs and intangibles	1	25	43	35	104	13	9	2	43	67	4	4	179
Interest expense	—	—	28	1	29	—	—	—	10	10	—	70	109

Total benefits and expenses	73	314	411	724	1,522	85	60	33	267	445	253	118	2,338

INCOME (LOSS) BEFORE INCOME TAXES	16	(14)	42	77	121	111	64	(15)	17	177	(72)	(154)	72
Provision (benefit) for income taxes	6	(7)	14	27	40	31	5	(5)	4	35	(29)	(51)	(5)

NET INCOME (LOSS)	10	(7)	28	50	81	80	59	(10)	13	142	(43)	(103)	77
Less: net income attributable to noncontrolling interests	—	—	—	—	—	35	—	—	—	35	—	—	35

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	10	(7)	28	50	81	45	59	(10)	13	107	(43)	(103)	42

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	32	4	(3)	33	—	—	(1)	(1)	(2)	3	42	76

NET OPERATING INCOME (LOSS)	$10	$25	$32	$47	$114	$45	$59	$(11)	$12	$105	$(40)	$(61)	$118

Effective tax rate (operating income (loss))	36.0%	26.0%	34.6%	35.4%	33.4%	26.5%	8.2%	31.0%	24.8%	16.5%	40.8%	30.6%	16.3%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Six months ended June 30, 2011	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other (1)	Total
REVENUES:
Premiums	$—	$40	$444	$1,156	$1,640	$313	$191	$26	$438	$968	$284	$—	$2,892
Net investment income	—	538	271	479	1,288	98	89	7	101	295	59	69	1,711
Net investment gains (losses)	—	(43)	(15)	(16)	(74)	5	2	2	3	12	2	(8)	(68)
Insurance and investment product fees and other	224	117	313	14	668	—	1	5	9	15	2	3	688

Total revenues	224	652	1,013	1,633	3,522	416	283	40	551	1,290	347	64	5,223

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	229	505	1,259	1,993	110	89	17	67	283	805	—	3,081
Interest credited	—	209	132	—	341	—	—	—	—	—	—	64	405
Acquisition and operating expenses, net of deferrals	184	84	70	209	547	48	33	23	299	403	69	(5)	1,014
Amortization of deferred acquisition costs and intangibles	2	78	79	70	229	28	24	1	86	139	8	6	382
Interest expense	—	—	51	1	52	12	—	—	29	41	—	168	261

Total benefits and expenses	186	600	837	1,539	3,162	198	146	41	481	866	882	233	5,143

INCOME (LOSS) BEFORE INCOME TAXES	38	52	176	94	360	218	137	(1)	70	424	(535)	(169)	80
Provision (benefit) for income taxes	15	14	62	34	125	64	30	5	18	117	(202)	(16)	24

NET INCOME (LOSS)	23	38	114	60	235	154	107	(6)	52	307	(333)	(153)	56
Less: net income attributable to noncontrolling interests	—	—	—	—	—	70	—	—	—	70	—	—	70

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	23	38	114	60	235	84	107	(6)	52	237	(333)	(153)	(14)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	20	10	11	41	(2)	(1)	(1)	(2)	(6)	(1)	4	38

NET OPERATING INCOME (LOSS)	$23	$58	$124	$71	$276	$82	$106	$(7)	$50	$231	$(334)	$(149)	$24

Effective tax rate (operating income (loss))	39.1%	28.7%	35.4%	36.6%	34.8%	30.3%	22.0%	-186.5%	24.8%	27.3%	37.7%	8.5%	42.2%

(1)	Includes inter-segment eliminations and non-strategic products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) by Segment

(amounts in millions)

	Retirement and Protection					International
Six months ended June 30, 2010	Wealth Management	Retirement Income	Life Insurance	Long-Term Care	Total	Mortgage Insurance— Canada	Mortgage Insurance— Australia	Other Mortgage Insurance	Lifestyle Protection Insurance	Total	U.S. Mortgage Insurance	Corporate and Other (1)	Total
REVENUES:
Premiums	$—	$68	$461	$1,117	$1,646	$298	$170	$29	$502	$999	$295	$—	$2,940
Net investment income	—	557	225	442	1,224	92	75	7	85	259	61	44	1,588
Net investment gains (losses)	—	(109)	(33)	6	(136)	4	—	2	4	10	1	(84)	(209)
Insurance and investment product fees and other	170	105	213	14	502	(1)	1	1	4	5	5	—	512

Total revenues	170	621	866	1,579	3,236	393	246	39	595	1,273	362	(40)	4,831

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	275	468	1,163	1,906	105	73	34	125	337	412	—	2,655
Interest credited	—	227	121	2	350	—	—	—	—	—	—	74	424
Acquisition and operating expenses, net of deferrals	138	71	76	197	482	45	30	22	311	408	67	17	974
Amortization of deferred acquisition costs and intangibles	2	44	88	75	209	25	18	3	93	139	7	8	363
Interest expense	—	—	50	1	51	—	—	—	33	33	—	140	224

Total benefits and expenses	140	617	803	1,438	2,998	175	121	59	562	917	486	239	4,640

INCOME (LOSS) BEFORE INCOME TAXES	30	4	63	141	238	218	125	(20)	33	356	(124)	(279)	191
Provision (benefit) for income taxes	9	(3)	17	50	73	61	23	(6)	7	85	(48)	(208)	(98)

NET INCOME (LOSS)	21	7	46	91	165	157	102	(14)	26	271	(76)	(71)	289
Less: net income attributable to noncontrolling interests	—	—	—	—	—	69	—	—	—	69	—	—	69

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	21	7	46	91	165	88	102	(14)	26	202	(76)	(71)	220

ADJUSTMENTS TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	52	23	(4)	71	(2)	—	(2)	(2)	(6)	—	53	118
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	—	—	—	—	—	(106)	(106)

NET OPERATING INCOME (LOSS)	$21	$59	$69	$87	$236	$86	$102	$(16)	$24	$196	$(76)	$(124)	$232

Effective tax rate (operating income (loss))	29.9%	29.0%	30.2%	35.6%	32.0%	26.6%	18.5%	30.3%	20.2%	21.5%	38.9%	37.0%	15.8%

(1)	Includes inter-segment eliminations and non-strategic products.

Retirement and Protection

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income—Retirement and Protection

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$822	$818	$1,640	$835	$845	$822	$824	$3,326
Net investment income	660	628	1,288	651	630	630	594	2,505
Net investment gains (losses)	(46)	(28)	(74)	(57)	57	(69)	(67)	(136)
Insurance and investment product fees and other	348	320	668	290	278	260	242	1,070

Total revenues	1,784	1,738	3,522	1,719	1,810	1,643	1,593	6,765

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,004	989	1,993	1,020	990	961	945	3,916
Interest credited	173	168	341	171	174	176	174	695
Acquisition and operating expenses, net of deferrals	274	273	547	269	254	252	230	1,005
Amortization of deferred acquisition costs and intangibles	118	111	229	88	159	104	105	456
Interest expense	26	26	52	27	26	29	22	104

Total benefits and expenses	1,595	1,567	3,162	1,575	1,603	1,522	1,476	6,176

INCOME BEFORE INCOME TAXES	189	171	360	144	207	121	117	589
Provision for income taxes	66	59	125	41	72	40	33	186

NET INCOME	123	112	235	103	135	81	84	403

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	26	15	41	35	(24)	33	38	82

NET OPERATING INCOME	$149	$127	$276	$138	$111	$114	$122	$485

Effective tax rate (operating income)	34.7%	34.9%	34.8%	31.0%	34.4%	33.4%	30.7%	32.3%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income, Sales and Assets Under Management—Wealth Management

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Net investment gains (losses)	—	—	—	—	—	—	—	—
Insurance and investment product fees and other	114	110	224	93	89	89	81	352

Total revenues	114	110	224	93	89	89	81	352

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	92	92	184	76	73	72	66	287
Amortization of deferred acquisition costs and intangibles	1	1	2	1	1	1	1	4
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	93	93	186	77	74	73	67	291

INCOME BEFORE INCOME TAXES	21	17	38	16	15	16	14	61
Provision for income taxes	8	7	15	5	7	6	3	21

NET INCOME	13	10	23	11	8	10	11	40

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—

NET OPERATING INCOME	$13	$10	$23	$11	$8	$10	$11	$40

Effective tax rate (operating income)	36.4%	42.3%	39.1%	30.3%	47.1%	36.0%	23.7%	34.4%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,622	$1,785	$3,407	$1,334	$1,189	$1,195	$1,265	$4,983
Dedicated Sales Specialists	185	273	458	248	165	167	210	790

Total Sales	$1,807	$2,058	$3,865	$1,582	$1,354	$1,362	$1,475	$5,773

ASSETS UNDER MANAGEMENT:
Beginning of period	$25,551	$24,740	$24,740	$21,160	$19,548	$20,037	$18,865	$18,865
Gross flows	1,807	2,058	3,865	1,582	1,354	1,362	1,475	5,773
Redemptions	(1,143)	(1,703)	(2,846)	(936)	(893)	(926)	(971)	(3,726)

Net flows	664	355	1,019	646	461	436	504	2,047
Market performance	(285)	456	171	745	1,151	(925)	668	1,639
Acquisition(1)	—	—	—	2,189	—	—	—	2,189

End of period	$25,930	$25,551	$25,930	$24,740	$21,160	$19,548	$20,037	$24,740

Wealth Management results represent Genworth Financial Wealth Management, Inc., Genworth Financial Investment Services, Inc., Genworth Financial Trust Company, Centurion Financial Advisers, Inc., Quantavis Consulting, Inc. and the Altegris companies.

(1)

On December 31, 2010, the company acquired the operating assets of Altegris Capital, LLC (“Altegris”). Altegris provides a platform of alternative investments including hedge funds and managed futures products.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income—Retirement Income

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$20	$20	$40	$45	$42	$32	$36	$155
Net investment income	271	267	538	278	276	281	276	1,111
Net investment gains (losses)	(23)	(20)	(43)	(20)	75	(66)	(43)	(54)
Insurance and investment product fees and other	57	60	117	56	54	53	52	215

Total revenues	325	327	652	359	447	300	321	1,427

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	113	116	229	139	149	139	136	563
Interest credited	104	105	209	109	111	114	113	447
Acquisition and operating expenses, net of deferrals	35	49	84	39	35	36	35	145
Amortization of deferred acquisition costs and intangibles	41	37	78	36	60	25	19	140
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	293	307	600	323	355	314	303	1,295

INCOME (LOSS) BEFORE INCOME TAXES	32	20	52	36	92	(14)	18	132
Provision (benefit) for income taxes	9	5	14	6	29	(7)	4	32

NET INCOME (LOSS)	23	15	38	30	63	(7)	14	100

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	10	10	20	12	(37)	32	20	27

NET OPERATING INCOME	$33	$25	$58	$42	$26	$25	$34	$127

Effective tax rate (operating income)	29.2%	28.0%	28.7%	24.7%	26.1%	26.0%	31.1%	27.0%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	4	5	9	5	5	4	4	18
Net investment gains (losses)	(13)	(7)	(20)	(9)	70	(19)	(15)	27
Insurance and investment product fees and other	56	58	114	55	52	51	50	208

Total revenues	47	56	103	51	127	36	39	253

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	6	14	6	10	12	9	37
Interest credited	3	2	5	2	2	3	2	9
Acquisition and operating expenses, net of deferrals	20	30	50	21	19	20	18	78
Amortization of deferred acquisition costs and intangibles	16	11	27	7	32	20	(2)	57
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	47	49	96	36	63	55	27	181

INCOME (LOSS) BEFORE INCOME TAXES	—	7	7	15	64	(19)	12	72
Provision (benefit) for income taxes	(3)	—	(3)	(2)	20	(9)	1	10

NET INCOME (LOSS)	3	7	10	17	44	(10)	11	62

ADJUSTMENT TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	6	4	10	4	(34)	10	6	(14)

NET OPERATING INCOME	$9	$11	$20	$21	$10	$—	$17	$48

Effective tax rate (operating income)	3.6%	15.1%	10.1%	4.3%	10.9%	90.0%	22.4%	5.1%

SALES:
Sales by Product:
Income Distribution Series(1)	$32	$114	$146	$211	$126	$139	$170	$646
Traditional Variable Annuities(2)	10	20	30	43	25	30	35	133

Total Sales	$42	$134	$176	$254	$151	$169	$205	$779

Sales by Distribution Channel:
Financial Intermediaries	$37	$126	$163	$240	$141	$158	$195	$734
Independent Producers	3	2	5	4	3	5	5	17
Dedicated Sales Specialists	2	6	8	10	7	6	5	28

Total Sales	$42	$134	$176	$254	$151	$169	$205	$779

(1)

The Income Distribution Series products are comprised of the deferred and immediate variable annuity products with rider options, that provide guaranteed income benefits including guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits. These products do not include fixed single premium immediate annuities or deferred annuities, which may also serve income distribution needs.

(2)

The traditional variable annuities include products that provide the potential for tax deferred growth on the policyholder’s premium. These products do not provide the opportunity for a living benefit through guaranteed minimum withdrawal benefits; however, similar to the Income Distribution Series products, they do provide a variety of guaranteed minimum death benefit options.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Operating Performance Measures—Retirement Income—Fee-Based

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Income Distribution Series
Account value, beginning of the period	$6,687	$6,590	$6,590	$6,334	$5,964	$6,135	$5,943	$5,943
Deposits	33	117	150	214	131	141	173	659
Surrenders, benefits and product charges	(171)	(185)	(356)	(157)	(131)	(150)	(127)	(565)

Net flows	(138)	(68)	(206)	57	—	(9)	46	94
Interest credited and investment performance	57	165	222	199	370	(162)	146	553

Account value, end of the period	6,606	6,687	6,606	6,590	6,334	5,964	6,135	6,590

Traditional Variable Annuities
Account value, net of reinsurance, beginning of the period	2,096	2,078	2,078	1,993	1,879	2,048	2,016	2,016
Deposits	3	17	20	36	20	25	27	108
Surrenders, benefits and product charges	(100)	(88)	(188)	(72)	(68)	(70)	(65)	(275)

Net flows	(97)	(71)	(168)	(36)	(48)	(45)	(38)	(167)
Interest credited and investment performance	13	89	102	121	162	(124)	70	229

Account value, net of reinsurance, end of the period	2,012	2,096	2,012	2,078	1,993	1,879	2,048	2,078

Variable Life Insurance
Account value, beginning of the period	319	313	313	297	279	303	298	298
Deposits	3	3	6	3	3	3	3	12
Surrenders, benefits and product charges	(11)	(11)	(22)	(9)	(10)	(8)	(10)	(37)

Net flows	(8)	(8)	(16)	(6)	(7)	(5)	(7)	(25)
Interest credited and investment performance	3	14	17	22	25	(19)	12	40

Account value, end of the period	314	319	314	313	297	279	303	313

Total Retirement Income—Fee-Based	$8,932	$9,102	$8,932	$8,981	$8,624	$8,122	$8,486	$8,981

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$20	$20	$40	$45	$42	$32	$36	$155
Net investment income	267	262	529	273	271	277	272	1,093
Net investment gains (losses)	(10)	(13)	(23)	(11)	5	(47)	(28)	(81)
Insurance and investment product fees and other	1	2	3	1	2	2	2	7

Total revenues	278	271	549	308	320	264	282	1,174

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	105	110	215	133	139	127	127	526
Interest credited	101	103	204	107	109	111	111	438
Acquisition and operating expenses, net of deferrals	15	19	34	18	16	16	17	67
Amortization of deferred acquisition costs and intangibles	25	26	51	29	28	5	21	83
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	246	258	504	287	292	259	276	1,114

INCOME BEFORE INCOME TAXES	32	13	45	21	28	5	6	60
Provision for income taxes	12	5	17	8	9	2	3	22

NET INCOME	20	8	28	13	19	3	3	38

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	4	6	10	8	(3)	22	14	41

NET OPERATING INCOME	$24	$14	$38	$21	$16	$25	$17	$79

Effective tax rate (operating income)	35.8%	35.6%	35.7%	37.8%	33.4%	34.6%	38.3%	36.0%

SALES:
Sales by Product:
Single Premium Immediate Annuities	$52	$57	109	$79	$82	$72	$68	$301
Fixed Annuities(1)	272	109	381	110	136	91	39	376

Total Sales	$324	$166	$490	$189	$218	$163	$107	$677

Sales by Distribution Channel:
Financial Intermediaries	$243	$108	$351	$114	$103	$78	$60	$355
Independent Producers	79	55	134	70	108	79	44	301
Dedicated Sales Specialists	2	3	5	5	7	6	3	21

Total Sales(1)	$324	$166	$490	$189	$218	$163	$107	$677

PREMIUMS BY PRODUCT:
Single Premium Immediate Annuities	$20	$20	$40	$45	$42	$32	$36	$155

Total Premiums	$20	$20	$40	$45	$42	$32	$36	$155

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for single premium deferred annuities in the spread-based retirement income business. The linked-benefits product for single premium deferred annuities was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Operating Performance Measures—Retirement Income—Spread-Based

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Fixed Annuities
Account value, beginning of the period	$10,660	$10,819	$10,819	$10,972	$11,117	$11,234	$11,409	$11,409
Deposits	275	120	395	108	136	92	41	377
Surrenders, benefits and product charges	(441)	(368)	(809)	(353)	(376)	(304)	(312)	(1,345)

Net flows	(166)	(248)	(414)	(245)	(240)	(212)	(271)	(968)
Interest credited	88	89	177	92	95	95	96	378

Account value, end of the period	10,582	10,660	10,582	10,819	10,972	11,117	11,234	10,819

Single Premium Immediate Annuities
Account value, beginning of the period	6,411	6,528	6,528	6,783	6,529	6,593	6,675	6,675
Premiums and deposits	85	85	170	102	116	100	95	413
Surrenders, benefits and product charges	(253)	(256)	(509)	(261)	(251)	(251)	(265)	(1,028)

Net flows	(168)	(171)	(339)	(159)	(135)	(151)	(170)	(615)
Interest credited	82	83	165	84	85	87	88	344
Effect of accumulated net unrealized investment gains (losses)	59	(29)	30	(180)	304	—	—	124

Account value, end of the period	6,384	6,411	6,384	6,528	6,783	6,529	6,593	6,528

Structured Settlements
Account value, net of reinsurance, beginning of the period	1,113	1,113	1,113	1,114	1,115	1,115	1,115	1,115
Surrenders, benefits and product charges	(14)	(15)	(29)	(16)	(16)	(15)	(14)	(61)

Net flows	(14)	(15)	(29)	(16)	(16)	(15)	(14)	(61)
Interest credited	14	15	29	15	15	15	14	59

Account value, net of reinsurance, end of the period	1,113	1,113	1,113	1,113	1,114	1,115	1,115	1,113

Total Retirement Income—Spread-Based	$18,079	$18,184	$18,079	$18,460	$18,869	$18,761	$18,942	$18,460

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$222	$222	$444	$217	$226	$232	$229	$904
Net investment income	141	130	271	131	122	119	106	478
Net investment gains (losses)	(15)	—	(15)	(15)	(13)	(7)	(26)	(61)
Insurance and investment product fees and other	170	143	313	124	120	109	104	457

Total revenues	518	495	1,013	457	455	453	413	1,778

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	247	258	505	246	239	240	228	953
Interest credited	69	63	132	60	62	61	60	243
Acquisition and operating expenses, net of deferrals	41	29	70	40	39	39	37	155
Amortization of deferred acquisition costs and intangibles	41	38	79	38	52	43	45	178
Interest expense	25	26	51	26	26	28	22	102

Total benefits and expenses	423	414	837	410	418	411	392	1,631

INCOME BEFORE INCOME TAXES	95	81	176	47	37	42	21	147
Provision for income taxes	33	29	62	15	13	14	3	45

NET INCOME	62	52	114	32	24	28	18	102

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	10	—	10	10	9	4	19	42

NET OPERATING INCOME	$72	$52	$124	$42	$33	$32	$37	$144

Effective tax rate (operating income)	35.4%	35.5%	35.4%	32.2%	34.9%	34.6%	25.9%	31.9%

SALES:
Sales by Product:
Term Life	$—	$—	$—	$—	$1	$4	$14	$19
Term Universal Life	36	31	67	31	31	24	10	96
Universal Life:
Annualized First-Year Deposits	9	11	20	10	10	9	8	37
Excess Deposits	35	36	71	33	26	27	20	106
Linked-Benefits(1)	25	23	48	14	14	11	11	50

Total Universal Life	69	70	139	57	50	47	39	193

Total Sales	$105	$101	$206	$88	$82	$75	$63	$308

Sales by Distribution Channel:
Financial Intermediaries	$14	$14	$28	$8	$9	$7	$6	$30
Independent Producers	88	85	173	79	72	67	56	274
Dedicated Sales Specialist	3	2	5	1	1	1	1	4

Total Sales(1)	$105	$101	$206	$88	$82	$75	$63	$308

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance in the life insurance business. The linked-benefits product for universal life insurance was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)	The sales for the linked-benefits product were previously reported in the long-term care insurance business in 2010 but have been reflected in this business for comparability purposes.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Life Insurance In-Force

(amounts in millions)

	2011		2010
	2Q	1Q	4Q	3Q	2Q	1Q
Term life insurance
Life insurance in-force, net of reinsurance	$447,336	$452,116	$457,079	$465,275	$468,098	$472,696
Life insurance in-force before reinsurance	$580,113	$587,545	$595,259	$603,606	$612,284	$620,108

Term universal life insurance
Life insurance in-force, net of reinsurance	$73,569	$58,371	$45,256	$31,761	$17,754	$5,453
Life insurance in-force before reinsurance	$74,107	$58,811	$45,562	$31,935	$17,820	$5,456

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$44,207	$44,131	$43,867	$43,797	$43,743	$43,712
Life insurance in-force before reinsurance	$50,884	$50,855	$50,602	$50,632	$50,617	$50,655

Total life insurance
Life insurance in-force, net of reinsurance	$565,112	$554,618	$546,202	$540,833	$529,595	$521,861
Life insurance in-force before reinsurance	$705,104	$697,211	$691,423	$686,173	$680,721	$676,219

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—Long-Term Care

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$580	$576	$1,156	$573	$577	$558	$559	$2,267
Net investment income	248	231	479	242	232	230	212	916
Net investment gains (losses)	(8)	(8)	(16)	(22)	(5)	4	2	(21)
Insurance and investment product fees and other	7	7	14	17	15	9	5	46

Total revenues	827	806	1,633	810	819	801	778	3,208

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	644	615	1,259	635	602	582	581	2,400
Interest credited	—	—	—	2	1	1	1	5
Acquisition and operating expenses, net of deferrals	106	103	209	114	107	105	92	418
Amortization of deferred acquisition costs and intangibles	35	35	70	13	46	35	40	134
Interest expense	1	—	1	1	—	1	—	2

Total benefits and expenses	786	753	1,539	765	756	724	714	2,959

INCOME BEFORE INCOME TAXES	41	53	94	45	63	77	64	249
Provision for income taxes	16	18	34	15	23	27	23	88

NET INCOME	25	35	60	30	40	50	41	161

ADJUSTMENT TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	6	5	11	13	4	(3)	(1)	13

NET OPERATING INCOME	$31	$40	$71	$43	$44	$47	$40	$174

Effective tax rate (operating income)	37.4%	35.8%	36.6%	35.3%	35.5%	35.4%	35.9%	35.5%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$5	$5	$10	$4	$5	$3	$4	$16
Independent Producers	31	29	60	23	21	18	16	78
Dedicated Sales Specialist	14	12	26	12	12	13	11	48

Total Individual Long-Term Care	50	46	96	39	38	34	31	142
Group Long-Term Care	2	2	4	3	3	3	8	17
Medicare Supplement and Other A&H	17	17	34	23	12	11	17	63

Total Sales(1)	$69	$65	$134	$65	$53	$48	$56	$222

LOSS RATIOS:
Total Long-Term Care
Net Earned Premiums	$495	$492	$987	$492	$494	$480	$479	$1,945
Loss Ratio(2)	70.4%	64.5%	67.5%	72.8%	66.6%	64.6%	64.6%	67.2%
Gross Benefits Ratio(3)	117.3%	110.6%	114.0%	118.3%	110.8%	108.9%	107.8%	111.5%
Medicare Supplement and A&H(4)
Net Earned Premiums	$85	$84	$169	$81	$82	$79	$80	$322
Loss Ratio(2)	71.3%	85.3%	78.3%	65.1%	65.9%	76.7%	79.7%	71.8%

In the first quarter of 2011, the company began reporting the results of the linked-benefits product for universal life insurance and single premium deferred annuities in the life insurance and spread-based retirement income businesses, respectively. The linked-benefits product was previously reported in the long-term care insurance business. The amounts associated with this product were not material and the prior period amounts in the financial statements have not been re-presented.

(1)

The sales associated with linked-benefits products related to universal life insurance and single premium deferred annuities that were previously reported in the long-term care insurance business are being reflected in the life insurance and spread-based retirement income businesses, respectively, for comparability purposes.

(2)

The loss ratio for the long-term care insurance products was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(3)	The gross benefits ratio for the long-term care insurance products was calculated by dividing the benefits and other changes in policy reserves by net earned premiums.
(4)	Net earned premiums and loss ratios for Medicare Supplement and A&H did not include the linked-benefits product in 2010.

International

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income—International

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$491	$477	$968	$481	$453	$495	$504	$1,933
Net investment income	152	143	295	129	121	127	132	509
Net investment gains (losses)	6	6	12	2	8	1	9	20
Insurance and investment product fees and other	9	6	15	5	12	(1)	6	22

Total revenues	658	632	1,290	617	594	622	651	2,484

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	142	141	283	129	120	163	174	586
Acquisition and operating expenses, net of deferrals	205	198	403	198	192	205	203	798
Amortization of deferred acquisition costs and intangibles	72	67	139	69	59	67	72	267
Interest expense	22	19	41	15	11	10	23	59

Total benefits and expenses	441	425	866	411	382	445	472	1,710

INCOME BEFORE INCOME TAXES	217	207	424	206	212	177	179	774
Provision for income taxes	71	46	117	53	49	35	50	187

NET INCOME	146	161	307	153	163	142	129	587
Less: net income attributable to noncontrolling interests	36	34	70	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	110	127	237	118	124	107	95	444

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(3)	(3)	(6)	(1)	(3)	(2)	(4)	(10)

NET OPERATING INCOME(1)	$107	$124	$231	$117	$121	$105	$91	$434

Effective tax rate (operating income)	34.3%	19.9%	27.3%	23.7%	22.5%	16.5%	26.6%	22.4%

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the International segment was $93 million and $211 million for the three and six months ended June 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$157	$156	$313	$154	$148	$151	$147	$600
Net investment income	50	48	98	48	48	47	45	188
Net investment gains (losses)	2	3	5	1	4	(1)	5	9
Insurance and investment product fees and other	—	—	—	—	—	(1)	—	(1)

Total revenues	209	207	416	203	200	196	197	796

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	51	59	110	49	46	49	56	200
Acquisition and operating expenses, net of deferrals	25	23	48	27	24	23	22	96
Amortization of deferred acquisition costs and intangibles	14	14	28	12	11	13	12	48
Interest expense	6	6	12	4	4	—	—	8

Total benefits and expenses	96	102	198	92	85	85	90	352

INCOME BEFORE INCOME TAXES	113	105	218	111	115	111	107	444
Provision for income taxes	45	19	64	30	31	31	30	122

NET INCOME	68	86	154	81	84	80	77	322
Less: net income attributable to noncontrolling interests	36	34	70	35	39	35	34	143

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	32	52	84	46	45	45	43	179

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	(1)	(2)	—	(1)	—	(2)	(3)

NET OPERATING INCOME(1)	$31	$51	$82	$46	$44	$45	$41	$176

Effective tax rate (operating income)	49.7%	9.1%	30.3%	24.3%	29.0%	26.5%	26.7%	26.6%

SALES:
New Insurance Written (NIW)
Flow	$6,400	$4,400	$10,800	$5,600	$6,700	$6,700	$4,000	$23,000
Bulk	1,500	1,100	2,600	900	600	300	1,800	3,600

Total Canada NIW(2)	$7,900	$5,500	$13,400	$6,500	$7,300	$7,000	$5,800	$26,600

(1)

Net operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $28 million and $77 million for the three and six months ended June 30, 2011, respectively.

(2)

New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $7,400 million and $12,600 million for the three and six months ended June 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$98	$93	$191	$92	$75	$86	$84	$337
Net investment income	46	43	89	41	38	38	37	154
Net investment gains (losses)	2	—	2	2	1	—	—	3
Insurance and investment product fees and other	1	—	1	—	1	—	1	2

Total revenues	147	136	283	135	115	124	122	496

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	47	42	89	33	29	37	36	135
Acquisition and operating expenses, net of deferrals	17	16	33	19	17	14	16	66
Amortization of deferred acquisition costs and intangibles	12	12	24	10	9	9	9	37
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	76	70	146	62	55	60	61	238

INCOME BEFORE INCOME TAXES	71	66	137	73	60	64	61	258
Provision for income taxes	16	14	30	16	12	5	18	51

NET INCOME	55	52	107	57	48	59	43	207
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	55	52	107	57	48	59	43	207

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(2)	—	—	—	(2)

NET OPERATING INCOME(1)	$54	$52	$106	$55	$48	$59	$43	$205

Effective tax rate (operating income)	22.2%	21.7%	22.0%	21.0%	20.1%	8.2%	29.4%	19.5%

SALES:
New Insurance Written (NIW)
Flow	$6,700	$5,500	$12,200	$5,900	$6,100	$6,000	$6,700	$24,700
Bulk	2,300	1,000	3,300	1,500	900	1,200	700	4,300

Total Australia NIW(2)	$9,000	$6,500	$15,500	$7,400	$7,000	$7,200	$7,400	$29,000

(1)

Net operating income for the Australian platform adjusted for foreign exchange as compared to the prior year period was $46 million and $93 million for the three and six months ended June 30, 2011, respectively.

(2)

New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $7,700 million and $13,500 million for the three and six months ended June 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income (Loss) and Sales—Other International Mortgage Insurance

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$13	$13	$26	$16	$12	$14	$15	$57
Net investment income	3	4	7	3	3	4	3	13
Net investment gains (losses)	1	1	2	—	1	—	2	3
Insurance and investment product fees and other	4	1	5	1	5	—	1	7

Total revenues	21	19	40	20	21	18	21	80

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	9	8	17	13	8	20	14	55
Acquisition and operating expenses, net of deferrals	12	11	23	9	12	11	11	43
Amortization of deferred acquisition costs and intangibles	—	1	1	2	—	2	1	5
Interest expense	—	—	—	—	—	—	—	—

Total benefits and expenses	21	20	41	24	20	33	26	103

INCOME (LOSS) BEFORE INCOME TAXES	—	(1)	(1)	(4)	1	(15)	(5)	(23)
Provision (benefit) for income taxes	2	3	5	(1)	—	(5)	(1)	(7)

NET INCOME (LOSS)	(2)	(4)	(6)	(3)	1	(10)	(4)	(16)
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	(2)	(4)	(6)	(3)	1	(10)	(4)	(16)

ADJUSTMENT TO NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	—	—	(1)	(1)	(2)

NET OPERATING INCOME (LOSS)(1)	$(3)	$(4)	$(7)	$(3)	$1	$(11)	$(5)	$(18)

Effective tax rate (operating income (loss))	-514.6%	-113.4%	-186.5%	35.5%	15.8%	31.0%	28.8%	31.5%

SALES:
New Insurance Written (NIW)
Flow	$600	$500	$1,100	$600	$700	$700	$700	$2,700
Bulk	300	200	500	1,600	—	—	—	1,600

Total Other International NIW(2)	$900	$700	$1,600	$2,200	$700	$700	$700	$4,300

(1)

Net operating income (loss) for the Other International platform adjusted for foreign exchange as compared to the prior year period was $(3) million and $(7) million for the three and six months ended June 30, 2011, respectively.

(2)

New insurance written for the Other International platform adjusted for foreign exchange as compared to the prior year period was $900 million and $1,600 million for the three and six months ended June 30, 2011, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net Premiums Written
Canada	$155	$101	$256	$131	$160	$153	$90	$534
Australia	90	61	151	65	63	65	64	257
Other International(1)	12	10	22	9	10	—	9	28

Total International Net Premiums Written	$257	$172	$429	$205	$233	$218	$163	$819

Loss Ratio(2)
Canada	33%	38%	35%	32%	31%	32%	38%	33%
Australia	48%	45%	47%	37%	38%	42%	44%	40%
Other International	59%	62%	61%	81%	69%	136%	93%	96%
Total International Loss Ratio	40%	42%	41%	37%	35%	42%	43%	39%

GAAP Basis Expense Ratio(3)
Canada	24%	24%	24%	25%	24%	24%	23%	24%
Australia	29%	30%	30%	32%	33%	28%	30%	31%
Other International(1)	94%	87%	91%	74%	97%	86%	82%	84%
Total International GAAP Basis Expense Ratio	30%	29%	30%	31%	31%	29%	29%	30%

Adjusted Expense Ratio(4)
Canada	25%	37%	30%	29%	23%	23%	38%	27%
Australia	32%	46%	38%	45%	39%	37%	39%	40%
Other International(1)	108%	114%	110%	118%	124%	NM (6)	129%	170%
Total International Adjusted Expense Ratio	31%	45%	37%	38%	31%	33%	44%	36%

Primary Insurance In-force
Canada	$264,700	$256,700		$246,300	$234,400	$220,400	$225,400
Australia	296,200	284,600		283,500	267,100	233,100	254,400
Other International(1)	37,000	36,200		34,300	33,900	30,600	35,700

Total International Primary Insurance In-force	$597,900	$577,500		$564,100	$535,400	$484,100	$515,500

Primary Risk In-force(5)
Canada
Flow	$74,400	$72,200		$69,300	$65,500	$61,300	$62,400
Bulk	18,200	17,700		16,900	16,500	15,800	16,500

Total Canada	92,600	89,900		86,200	82,000	77,100	78,900

Australia
Flow	93,200	90,000		88,900	83,500	73,000	79,400
Bulk	10,500	9,600		10,400	10,000	8,600	9,600

Total Australia	103,700	99,600		99,300	93,500	81,600	89,000

Other International
Flow(1)	4,800	4,700		4,500	4,500	4,000	4,700
Bulk	500	500		400	200	300	300

Total Other International	5,300	5,200		4,900	4,700	4,300	5,000

Total International Primary Risk In-force	$201,600	$194,700		$190,400	$180,200	$163,000	$172,900

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Includes the impact of settlements and cancelled insurance contracts, primarily with lenders in Europe.
(2)

The ratio of incurred losses and loss adjustment expense to net earned premiums. In determining the pricing of the mortgage insurance products, the company develops a pricing loss ratio which uses industry and company loss experience over a number of years, which incorporate both favorable and unfavorable economic environments, differing coverage levels and varying capital requirements. Actual results may vary from pricing loss ratios for a number of reasons, which include differing economic conditions and actual individual product and lender performance. New business pricing loss ratios for the international businesses were as follows for all periods: Canada 35%-40%, Australia 25%-35% and Europe 40%-45%.

(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs (DAC) and intangibles.

(4)

The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.

(5)

The businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans the company insures in those markets. For the purpose of representing the risk in-force, the company has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(6)	“NM” is defined as not meaningful for increases or decreases greater than 500%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Canada

(dollar amounts in millions)

Primary Insurance	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Insured loans in-force	1,326,690	1,301,973	1,287,153	1,272,984	1,250,734
Insured delinquent loans	3,281	3,454	3,401	3,139	3,231
Insured delinquency rate	0.25%	0.27%	0.26%	0.25%	0.26%
Flow loans in-force	1,029,844	1,011,823	1,000,254	983,809	962,793
Flow delinquent loans	2,956	3,113	3,117	2,897	3,009
Flow delinquency rate	0.29%	0.31%	0.31%	0.29%	0.31%
Bulk loans in-force	296,846	290,150	286,899	289,175	287,941
Bulk delinquent loans	325	341	284	242	222
Bulk delinquency rate	0.11%	0.12%	0.10%	0.08%	0.08%

Loss Metrics	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Beginning Reserves	$200	$202	$202	$208	$222
Paid claims	(79)	(66)	(56)	(58)	(53)
Increase in reserves	52	59	50	46	49
Impact of changes in foreign exchange rates	1	5	6	6	(10)

Ending Reserves	$174	$200	$202	$202	$208

	June 30, 2011		March 31, 2011		June 30, 2010
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	46%	0.17%	46%	0.18%	48%	0.19%
British Columbia	16	0.31%	16	0.31%	16	0.26%
Alberta	16	0.53%	16	0.59%	15	0.57%
Quebec	15	0.23%	15	0.26%	14	0.24%
Nova Scotia	2	0.29%	2	0.28%	2	0.23%
Saskatchewan	2	0.15%	2	0.14%	2	0.13%
Manitoba	1	0.12%	1	0.10%	1	0.08%
New Brunswick	1	0.23%	1	0.27%	1	0.27%
All Other	1	0.11%	1	0.13%	1	0.10%

Total	100%	0.25%	100%	0.27%	100%	0.26%

By Policy Year
2003 and prior	18%	0.04%	19%	0.04%	20%	0.03%
2004	8	0.09%	8	0.10%	8	0.10%
2005	8	0.15%	8	0.15%	9	0.17%
2006	10	0.32%	10	0.36%	11	0.37%
2007	19	0.48%	21	0.53%	23	0.54%
2008	12	0.66%	12	0.67%	14	0.58%
2009	7	0.35%	8	0.34%	9	0.14%
2010	12	0.14%	12	0.10%	6	—%
2011	6	0.01%	2	—%	—	—%

Total	100%	0.25%	100%	0.27%	100%	0.26%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Canada

(Canadian dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$75	$64	$139	$56	$60	$53	$61	$230
Bulk	2	1	3	—	1	1	1	3

Total Paid Claims	$77	$65	$142	$56	$61	$54	$62	$233

Average Paid Claim (in thousands)	$82.3	$77.0		$78.6	$71.6	$62.6	$69.8

Average Reserve Per Delinquency (in thousands)	$51.0	$56.2		$58.9	$66.1	$68.5	$65.2

Loss Metrics

Beginning Reserves	$194	$200		$207	$221	$226	$229
Paid claims	(77)	(65)		(56)	(61)	(54)	(62)
Increase in reserves	50	59		49	47	49	59

Ending Reserves	$167	$194		$200	$207	$221	$226

Loan Amount

Over $550K	4%	4%		4%	4%	4%	3%
$400K to $550K	8	8		8	7	7	7
$250K to $400K	29	29		28	29	28	28
$100K to $250K	52	52		53	53	54	55
$100K or Less	7	7		7	7	7	7

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$192	$191		$190	$189	$187	$186

All amounts presented in Canadian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Australia

(dollar amounts in millions)

Primary Insurance	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Insured loans in-force	1,453,012	1,453,554	1,468,773	1,467,660	1,477,778
Insured delinquent loans	8,193	7,557	7,062	7,112	7,127
Insured delinquency rate	0.56%	0.52%	0.48%	0.48%	0.48%
Flow loans in-force	1,301,648	1,307,167	1,304,337	1,301,004	1,314,892
Flow delinquent loans	7,995	7,387	6,872	6,979	6,975
Flow delinquency rate	0.61%	0.57%	0.53%	0.54%	0.53%
Bulk loans in-force	151,364	146,387	164,436	166,656	162,886
Bulk delinquent loans	198	170	190	133	152
Bulk delinquency rate	0.13%	0.12%	0.12%	0.08%	0.09%

Loss Metrics	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Beginning Reserves	$224	$206	$188	$164	$195
Paid claims	(32)	(26)	(27)	(27)	(53)
Increase in reserves	47	42	33	29	36
Impact of changes in foreign exchange rates	9	2	12	22	(14)

Ending Reserves	$248	$224	$206	$188	$164

	June 30, 2011		March 31, 2011		June 30, 2010
State and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	31%	0.60%	31%	0.57%	31%	0.57%
Victoria	23	0.41%	23	0.38%	23	0.38%
Queensland	23	0.74%	23	0.64%	22	0.51%
Western Australia	10	0.54%	10	0.48%	10	0.43%
South Australia	6	0.50%	6	0.47%	6	0.41%
New Zealand	2	1.18%	2	1.23%	3	1.20%
Australian Capital Territory	2	0.14%	2	0.12%	2	0.09%
Tasmania	2	0.37%	2	0.33%	2	0.26%
Northern Territory	1	0.26%	1	0.22%	1	0.13%

Total	100%	0.56%	100%	0.52%	100%	0.48%

By Policy Year
2003 and prior	20%	0.11%	20%	0.10%	22%	0.10%
2004	6	0.43%	6	0.39%	7	0.40%
2005	9	0.60%	9	0.53%	10	0.55%
2006	12	0.79%	12	0.73%	13	0.72%
2007	13	1.16%	14	1.08%	15	1.05%
2008	12	1.35%	13	1.24%	13	1.08%
2009	14	0.71%	14	0.61%	15	0.30%
2010	10	0.12%	10	0.07%	5	0.02%
2011	4	0.02%	2	—%	—	—%

Total	100%	0.56%	100%	0.52%	100%	0.48%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance—Australia

(Australian dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow	$29	$26	$55	$28	$31	$60	$51	$170
Bulk	1	—	1	—	1	—	—	1

Total Paid Claims	$30	$26	$56	$28	$32	$60	$51	$171

Average Paid Claim (in thousands)	$75.9	$71.2		$68.1	$61.5	$74.2	$66.8

Average Reserve Per Delinquency (in thousands)	$28.2	$28.5		$28.4	$27.3	$27.2	$29.1

Loss Metrics
Beginning Reserves	$216	$201		$195	$194	$212	$225
Paid claims	(30)	(26)		(28)	(32)	(60)	(51)
Increase in reserves	46	41		34	33	42	38

Ending Reserves	$232	$216		$201	$195	$194	$212

Loan Amount
Over $550K	11%	11%		11%	10%	10%	10%
$400K to $550K	14	14		14	14	14	14
$250K to $400K	36	36		35	35	35	34
$100K to $250K	32	32		33	34	34	34
$100K or Less	7	7		7	7	7	8

Total	100%	100%		100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$190	$189		$188	$188	$187	$187

All amounts presented in Australian dollars.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

Risk In-Force by Loan-To-Value Ratio(1)	June 30, 2011			March 31, 2011
	Primary	Flow	Bulk	Primary	Flow	Bulk
Canada
95.01% and above	$32,030	$32,030	$—	$31,032	$31,032	$—
90.01% to 95.00%	24,612	24,609	3	23,956	23,954	3
80.01% to 90.00%	16,534	14,889	1,645	15,986	14,411	1,575
80.00% and below	19,476	2,847	16,629	18,867	2,776	16,091

Total Canada	$92,652	$74,376	$18,276	$89,842	$72,174	$17,669

Australia
95.01% and above	$16,782	$16,782	$1	$16,035	$16,034	$1
90.01% to 95.00%	21,618	21,608	10	20,530	20,520	9
80.01% to 90.00%	26,733	26,627	106	25,669	25,564	105
80.00% and below	38,520	28,155	10,365	37,372	27,882	9,490

Total Australia	$103,653	$93,171	$10,482	$99,605	$90,000	$9,605

Other International
95.01% and above	$969	$969	$—	$956	$956	$—
90.01% to 95.00%	2,369	2,288	81	2,303	2,221	82
80.01% to 90.00%	1,659	1,293	366	1,649	1,278	371
80.00% and below	332	285	47	308	260	48

Total Other International	$5,329	$4,835	$494	$5,216	$4,716	$501

Amounts may not total due to rounding.

(1)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Income and Sales—Lifestyle Protection Insurance

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$223	$215	$438	$219	$218	$244	$258	$939
Net investment income	53	48	101	37	32	38	47	154
Net investment gains (losses)	1	2	3	(1)	2	2	2	5
Insurance and investment product fees and other	4	5	9	4	6	—	4	14

Total revenues	281	270	551	259	258	284	311	1,112

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	35	32	67	34	37	57	68	196
Acquisition and operating expenses, net of deferrals	151	148	299	143	139	157	154	593
Amortization of deferred acquisition costs and intangibles	46	40	86	45	39	43	50	177
Interest expense	16	13	29	11	7	10	23	51

Total benefits and expenses	248	233	481	233	222	267	295	1,017

INCOME BEFORE INCOME TAXES	33	37	70	26	36	17	16	95
Provision for income taxes	8	10	18	8	6	4	3	21

NET INCOME	25	27	52	18	30	13	13	74
Less: net income attributable to noncontrolling interests	—	—	—	—	—	—	—	—

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	25	27	52	18	30	13	13	74

ADJUSTMENT TO NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	(2)	1	(2)	(1)	(1)	(3)

NET OPERATING INCOME(1)	$25	$25	$50	$19	$28	$12	$12	$71

Effective tax rate (operating income)	23.3%	26.3%	24.8%	31.1%	14.8%	24.8%	14.9%	21.7%

SALES:
Lifestyle Protection Insurance
Traditional indemnity premiums	$270	$240	$510	$230	$232	$220	$263	$945
Premium equivalents for administrative services only business	6	6	12	6	5	4	4	19
Reinsurance premiums assumed accounted for under the deposit method	193	177	370	191	201	200	170	762

Total Sales(2)	$469	$423	$892	$427	$438	$424	$437	$1,726

SALES BY REGION:
Lifestyle Protection Insurance
Established European Regions
Western Region	$124	$128	$252	$132	$128	$126	$166	$552
Southern Region	136	117	253	116	122	109	100	447
Nordic region	101	85	186	82	86	86	82	336
Structured Deals(3)	103	89	192	87	85	93	78	343
Other Countries	5	4	9	10	17	10	11	48

Total Sales	$469	$423	$892	$427	$438	$424	$437	$1,726

Loss Ratio	16%	15%	15%	16%	17%	23%	26%	21%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)

Net operating income adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business was $22 million and $48 million for the three and six months ended June 30, 2011, respectively.

(2)

Sales adjusted for foreign exchange as compared to the prior year period for the lifestyle protection insurance business were $429 million and $865 million for the three and six months ended June 30, 2011, respectively.

(3)	Structured deals represent in-force blocks of business acquired through reinsurance arrangements and ongoing reciprocal arrangements in place with certain clients.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Loss and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$142	$142	$284	$151	$149	$153	$142	$595
Net investment income	26	33	59	27	28	31	30	116
Net investment gains (losses)	1	1	2	17	15	(3)	4	33
Insurance and investment product fees and other	1	1	2	2	3	—	5	10

Total revenues	170	177	347	197	195	181	181	754

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	526	279	805	688	391	216	196	1,491
Acquisition and operating expenses, net of deferrals	35	34	69	36	28	33	34	131
Amortization of deferred acquisition costs and intangibles	4	4	8	6	6	4	3	19

Total benefits and expenses	565	317	882	730	425	253	233	1,641

LOSS BEFORE INCOME TAXES	(395)	(140)	(535)	(533)	(230)	(72)	(52)	(887)
Benefit for income taxes	(143)	(59)	(202)	(191)	(89)	(29)	(19)	(328)

NET LOSS	(252)	(81)	(333)	(342)	(141)	(43)	(33)	(559)

ADJUSTMENT TO NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	(1)	—	(1)	(10)	(11)	3	(3)	(21)

NET OPERATING LOSS	$(253)	$(81)	$(334)	$(352)	$(152)	$(40)	$(36)	$(580)

Effective tax rate (operating loss)	36.0%	42.4%	37.7%	35.9%	38.2%	40.8%	36.5%	36.9%

SALES:
New Insurance Written (NIW)
Flow	$1,900	$2,000	$3,900	$2,600	$2,400	$2,100	$1,500	$8,600
Bulk	—	400	400	600	300	100	200	1,200

Total U.S. Mortgage Insurance NIW	$1,900	$2,400	$4,300	$3,200	$2,700	$2,200	$1,700	$9,800

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Other Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q		Total
Net Premiums Written	$145	$142	$287	$151	$148	$152	$142		$593
New Risk Written
Flow	$461	$439	$900	$565	$552	$480	$335		$1,932
Bulk	—	27	27	36	16	5	8		65

Total Primary	461	466	927	601	568	485	343		1,997
Pool	—	—	—	—	—	—	—		—

Total New Risk Written	$461	$466	$927	$601	$568	$485	$343		$1,997

Primary Insurance In-Force	$120,900	$123,300		$125,900	$129,100	$131,900	$134,800

Risk In-Force
Flow	$27,489	$27,984		$28,498	$29,199	$29,836	$30,206
Bulk	540	559		539	519	509	523

Total Primary	28,029	28,543		29,037	29,718	30,345	30,729
Pool	278	288		297	308	314	322

Total Risk In-Force	$28,307	$28,831		$29,334	$30,026	$30,659	$31,051

GAAP Basis Expense Ratio(1)	27%	27%	27%	28%	22%	25%	26%		25%
Adjusted Expense Ratio(2)	27%	27%	27%	28%	23%	25%	26%		25%
Flow Persistency	86%	86%		82%	84%	88%	86%
Gross Written Premiums Ceded To Captives/Total Direct Written Premiums	15%	17%		18%	19%	18%	20%
Risk To Capital Ratio(3)	25.0:1	25.0:1		21.9:1	17.8:1	15.1:1	14.9:1

Average Primary Loan Size (in thousands)	$162	$162		$161	$161	$161	$160
Primary Risk In-Force Subject To Captives	38%	41%		43%	45%	47%	48%
Primary Risk In-Force That Is GSE Conforming	96%	96%		96%	96%	96%	96%
Beginning Number of Primary Delinquencies	89,018	95,395	95,395	98,613	101,759	107,104	122,279		122,279
New delinquencies	21,272	23,866	45,138	25,771	27,180	26,034	31,126		110,111
Delinquency cures	(17,908)	(23,908)	(41,816)	(21,199)	(22,923)	(25,868)	(41,272	)(4)	(111,262)
Paid claims	(4,918)	(6,335)	(11,253)	(7,790)	(7,403)	(5,511)	(5,029)		(25,733)

Ending Number of Primary Delinquencies	87,464	89,018	87,464	95,395	98,613	101,759	107,104		95,395

Primary Delinquencies by Missed Payment Status
3 payments or less	21,125	20,920		25,131	26,292	26,374	28,646
4 - 11 payments	26,969	31,070		34,639	37,180	42,993	49,663
12 payments or more	39,370	37,028		35,625	35,141	32,392	28,795

Primary Delinquencies	87,464	89,018		95,395	98,613	101,759	107,104

Composition of Cures
Reported delinquent and cured-intraquarter	2,670	5,195		2,525	1,914	2,462	4,704
Number of missed payments delinquent prior to cure:
3 payments or less	8,953	11,454		10,365	10,393	11,845	15,423
4 - 11 payments	4,146	5,183		5,763	7,691	8,883	15,189
12 payments or more	2,139	2,076		2,546	2,925	2,678	5,956

Total	17,908	23,908		21,199	22,923	25,868	41,272	(4)

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(2)

The ratio of an insurer’s general expenses to net written premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals and amortization of DAC and intangibles.

(3)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The U.S. mortgage insurance business maintains new business writing flexibility in all states, supported by risk-to-capital waivers in 46 states in its primary writing entity, with the remaining four states written out of other available entities. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements.

(4)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Delinquency cures included approximately 10,100 cures related to this settlement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Loss Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q		1Q		Total
Net Paid Claims
Flow	$199	$249	$448	$263	$224	$187		$219		$893
Bulk	3	3	6	4	19	48		209		280

Total Primary	202	252	454	267	243	235		428		1,173
Pool	1	1	2	1	—	1		—		2

Total Net Paid Claims	$203	$253	$456	$268	$243	$236	(7)	$428	(9)	$1,175

Average Paid Claim (in thousands)	$40.8	$39.7		$34.2	$32.8	$42.6	(8)	$84.7	(10)

Average Direct Net Paid Claim (in thousands)(1)	$49.7	$50.8		$51.1	$51.2	$49.3		$49.6

Number of Primary Delinquencies
Flow	84,442	85,758		92,225	95,567	98,771		102,389
Bulk loans with established reserve	1,569	1,814		1,713	1,607	1,510		2,155
Bulk loans with no reserve(2)	1,453	1,446		1,457	1,439	1,478		2,560
Average Reserve Per Delinquency (in thousands)
Flow	$29.2	$25.4		$24.3	$20.4	$19.5		$19.2
Bulk loans with established reserve	23.7	19.9		20.6	15.7	12.8		21.7
Bulk loans with no reserve(2)	—	—		—	—	—		—
Reserves:
Flow direct case	$2,256	$1,995		$2,048	$1,736	$1,666		$1,724
Bulk direct case	35	34		33	23	18		42
All other(3)	215	191		201	214	268		250

Total Reserves	$2,506	$2,220		$2,282	$1,973	$1,952		$2,016

Beginning Reserves	$2,220	$2,282	$2,282	$1,973	$1,952	$2,016		$2,289		$2,289
Paid claims	(286)	(362)	(648)	(438)	(439)	(335	)(7)	(503	)(9)	(1,715)
Increase in reserves	572	300	872	747	460	271	(7)	230	(9)	1,708

Ending Reserves	$2,506	$2,220	$2,506	$2,282	$1,973	$1,952		$2,016		$2,282

Beginning Reinsurance Recoverable(4)	$264	$351	$351	$463	$591	$634		$674		$674
Ceded paid claims	(83)	(109)	(192)	(170)	(196)	(99)		(75)		(540)
Increase in recoverable	45	22	67	58	68	56		35		217

Ending Reinsurance Recoverable	$226	$264	$226	$351	$463	$591		$634		$351

Loss Ratio(5)	369%	197%	283%	457%	263%	141%		138%		251%
Estimated Savings For Loss Mitigation Activities(6)	$130	$122	$252	$126	$158	$217		$233		$734

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average direct net paid claim excludes the impact of reinsurance and negotiated servicer and GSE settlements.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes currently have no risk for claim.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(5)

The ratio of incurred losses and loss adjustment expense to net earned premiums. Excluding the GSE Alt-A business settlements in the first and second quarters of 2010, the loss ratio was 253% for the twelve months ended December 31, 2010 and 144% and 141% for the three months ended June 30, 2010 and March 31, 2010, respectively.

(6)

Loss mitigation activities include rescissions, cancellations, borrower loan modifications, repayment plans, lender- and borrower-titled pre-sales, claims curtailment and other loan workouts and claim mitigation actions. Estimated savings for rescissions represent the reduction in carried loss reserves, net of premium refunds and reinstatement of prior rescissions. Estimated savings for loan modifications and other cure related loss mitigation actions represent the reduction in carried loss reserves. For non-cure related actions, including pre-sales, the estimated savings represent the difference between the full claim obligation and the actual amount paid.

(7)

Net paid claims and change in reserves include the impact of settlements that the company reached during the second quarter of 2010 with a GSE counterparty regarding certain bulk Alt-A business and with a servicer regarding rescissions.

(8)	Excluding the GSE Alt-A business and the servicer settlements in the second quarter of 2010, the average paid claim was approximately $45,800 in the second quarter of 2010.
(9)

In the first quarter of 2010, the company reached a settlement with a GSE counterparty regarding certain bulk Alt-A business. Net paid claims included $180 million and the change in reserves included a decrease of $185 million related to this settlement.

(10)	Excluding the GSE Alt-A business settlement in the first quarter of 2010, the average paid claim was approximately $49,100 in the first quarter of 2010.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

	2011		2010
	2Q	1Q	4Q	3Q	2Q	1Q
Risk In-Force by Credit Quality(1)
Primary by FICO Scores >679	67%	66%	66%	65%	65%	64%
Primary by FICO Scores 620-679	26%	27%	27%	27%	27%	28%
Primary by FICO Scores 575-619	5%	5%	5%	6%	6%	6%
Primary by FICO Scores <575	2%	2%	2%	2%	2%	2%

Flow by FICO Scores >679	66%	66%	66%	65%	65%	64%
Flow by FICO Scores 620-679	27%	27%	27%	27%	27%	28%
Flow by FICO Scores 575-619	5%	5%	5%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >679	89%	89%	89%	88%	88%	87%
Bulk by FICO Scores 620-679	9%	9%	9%	10%	10%	11%
Bulk by FICO Scores 575-619	1%	1%	1%	1%	1%	1%
Bulk by FICO Scores <575	1%	1%	1%	1%	1%	1%

Primary A minus	5%	5%	5%	5%	5%	5%
Primary Sub-prime(2)	5%	5%	5%	5%	5%	5%

Primary Loans
Primary loans in-force	746,740	763,439	781,024	802,090	821,617	840,618
Primary delinquent loans	87,464	89,018	95,395	98,613	101,759	107,104
Primary delinquency rate	11.71%	11.66%	12.21%	12.29%	12.39%	12.74%

Flow loans in-force	658,251	673,276	687,964	705,754	723,301	735,564
Flow delinquent loans	84,442	85,758	92,225	95,567	98,771	102,389
Flow delinquency rate	12.83%	12.74%	13.41%	13.54%	13.66%	13.92%

Bulk loans in-force	88,489	90,163	93,060	96,336	98,316	105,054
Bulk delinquent loans	3,022	3,260	3,170	3,046	2,988	4,715
Bulk delinquency rate	3.42%	3.62%	3.41%	3.16%	3.04%	4.49%

A minus and sub-prime loans in-force	73,211	75,421	77,822	80,774	83,859	86,185
A minus and sub-prime delinquent loans	20,284	20,656	22,827	23,882	24,867	26,387
A minus and sub-prime delinquency rate	27.71%	27.39%	29.33%	29.57%	29.65%	30.62%

Pool Loans
Pool loans in-force	16,943	17,421	17,880	18,759	19,473	19,907
Pool delinquent loans	931	913	989	939	831	783
Pool delinquency rate	5.49%	5.24%	5.53%	5.01%	4.27%	3.93%

(1)	Loans with unknown FICO scores are included in the 620-679 category.
(2)	Excludes loans classified as A minus.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

	June 30, 2011			March 31, 2011			June 30, 2010
	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Total Reserves(1)	% of Primary Risk In-Force	Primary Delinquency Rate
By Region
Southeast(2)	35%	22%	16.37%	34%	22%	16.26%	31%	23%	17.06%
South Central(3)	12	16	9.90%	13	16	10.01%	15	16	11.41%
Northeast(4)	12	14	11.71%	11	14	11.44%	10	14	10.85%
North Central(5)	11	12	11.36%	12	12	11.06%	12	11	11.50%
Pacific(6)	13	11	13.29%	14	11	13.64%	15	11	15.83%
Great Lakes(7)	7	9	8.49%	7	9	8.44%	7	9	9.08%
Plains(8)	3	6	7.75%	3	6	7.73%	3	6	7.59%
New England(9)	3	5	10.36%	3	5	10.43%	3	5	11.11%
Mid-Atlantic(10)	4	5	10.12%	3	5	10.09%	4	5	11.23%

Total	100%	100%	11.71%	100%	100%	11.66%	100%	100%	12.39%

By State
Florida	24%	7%	28.35%	23%	7%	28.09%	20%	8%	28.86%
Texas	3%	7%	7.61%	3%	7%	7.63%	3%	7%	8.80%
New York	5%	7%	9.71%	4%	7%	9.59%	4%	6%	8.88%
California	7%	5%	12.24%	7%	5%	12.89%	8%	5%	16.40%
Illinois	7%	5%	15.90%	8%	5%	15.44%	7%	5%	15.79%
Georgia	4%	4%	14.70%	4%	4%	15.12%	4%	4%	17.13%
North Carolina	3%	4%	10.93%	2%	4%	10.73%	2%	4%	11.12%
New Jersey	5%	4%	17.73%	4%	4%	17.53%	4%	4%	16.36%
Pennsylvania	2%	4%	10.81%	2%	4%	10.32%	2%	4%	10.34%
Ohio	2%	3%	8.00%	2%	3%	7.97%	2%	3%	7.85%

(1)	Total reserves were $2,506 million, $2,220 million and $1,952 million as of June 30, 2011, March 31, 2011 and June 30, 2010, respectively.
(2)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(3)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(4)	New Jersey, New York and Pennsylvania
(5)	Illinois, Minnesota, Missouri and Wisconsin
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Indiana, Kentucky, Michigan and Ohio
(8)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(9)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(10)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in millions)

Primary Risk In-Force:	June 30, 2011	% of Total	March 31, 2011	% of Total	June 30, 2010	% of Total
Lender concentration (by original applicant)	$28,029		$28,543		$30,345
Top 10 lenders	14,000		14,322		15,098
Top 20 lenders	15,982		16,366		17,528

Loan-to-value ratio
95.01% and above	$7,065	25%	$7,181	25%	$7,633	25%
90.01% to 95.00%	9,740	35	9,875	35	10,491	35
80.01% to 90.00%	10,747	38	10,992	38	11,775	39
80.00% and below	477	2	495	2	446	1

Total	$28,029	100%	$28,543	100%	$30,345	100%

Loan grade
Prime	$25,296	90%	$25,730	90%	$27,220	90%
A minus and sub-prime	2,733	10	2,813	10	3,125	10

Total	$28,029	100%	$28,543	100%	$30,345	100%

Loan type(1)
First mortgages
Fixed rate mortgage
Flow	$26,914	96%	$27,384	96%	$29,152	96%
Bulk	519	2	538	2	486	2
Adjustable rate mortgage
Flow	575	2	600	2	684	2
Bulk	21	—	21	—	23	—
Second mortgages	—	—	—	—	—	—

Total	$28,029	100%	$28,543	100%	$30,345	100%

Type of documentation
Alt-A
Flow	$807	3%	$837	3%	$958	3%
Bulk	39	—	40	—	43	—
Standard(2)
Flow	26,682	95	27,147	95	28,878	95
Bulk	501	2	519	2	466	2

Total	$28,029	100%	$28,543	100%	$30,345	100%

Mortgage term
15 years and under	$462	2%	$459	2%	$369	1%
More than 15 years	27,567	98	28,084	98	29,976	99

Total	$28,029	100%	$28,543	100%	$30,345	100%

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.
(2)

Standard includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with historical and expected delinquency rates consistent with the company’s standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(dollar amounts in millions)

	June 30, 2011
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total
2000 and prior	7.84%	1.3%	$1,876	1.6%	$481	1.7%
2001	7.58%	0.7	954	0.8	240	0.9
2002	6.64%	1.5	2,358	2.0	581	2.1
2003	5.65%	3.7	9,603	7.9	1,622	5.8
2004	5.88%	4.2	5,963	4.9	1,354	4.8
2005	5.98%	12.6	9,710	8.0	2,501	8.9
2006	6.49%	19.7	13,144	10.9	3,216	11.5
2007	6.56%	40.0	29,077	24.0	7,171	25.6
2008	6.15%	15.8	26,922	22.3	6,685	23.8
2009	5.08%	0.3	7,982	6.6	1,386	4.9
2010	4.66%	0.2	9,085	7.5	1,872	6.7
2011	4.63%	—	4,264	3.5	920	3.3

Total	6.08%	100.0%	$120,938	100.0%	$28,029	100.0%

	June 30, 2011
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	20,255	$193	$810	24%
4 - 11 payments in default	26,099	714	1,186	60%
12 payments or more in default	38,088	1,349	1,901	71%

Total	84,442	$2,256	$3,897	58%

	December 31, 2010
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	24,104	$152	$959	16%
4 - 11 payments in default	33,635	754	1,546	49%
12 payments or more in default	34,486	1,142	1,757	65%

Total	92,225	$2,048	$4,262	48%

Occupancy and Property Type	June 30, 2011	March 31, 2011
Occupancy Status % of Primary Risk In-Force
Primary residence	93.8%	93.7%
Second home	3.9	3.9
Non-owner occupied	2.3	2.4

Total	100.0%	100.0%

Property Type % of Primary Risk In-Force
Single family detached	85.8%	85.8%
Condominium and co-operative	11.4	11.3
Multi-family and other	2.8	2.9

Total	100.0%	100.0%

(1)	Average Annual Mortgage Interest Rate
(2)	Total reserves were $2,506 million as of June 30, 2011.
(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Portfolio Quality Metrics—U.S. Mortgage Insurance

(amounts in billions)

	FICO > 679		FICO 620 - 679(1)		FICO < 620		Total
	2011		2011		2011		2011
Primary Risk In-Force	2Q	1Q	2Q	1Q	2Q	1Q	2Q	1Q
Total Primary Risk In-Force	$18.7	$18.9	$7.3	$7.6	$2.0	$2.0	$28.0	$28.5
Delinquency rate(2)	7.4%	7.4%	18.7%	18.5%	28.1%	27.8%	11.7%	11.7%
2011 policy year	$0.8	$0.5	$0.1	$—	$—	$—	$0.9	$0.5
Delinquency rate	—%	—%	0.1%	—%	2.8%	—%	—%	—%
2010 policy year	$1.8	$1.8	$0.1	$0.1	$—	$—	$1.9	$1.9
Delinquency rate	0.1%	0.1%	0.4%	0.3%	2.8%	1.8%	0.1%	0.1%
2009 policy year	$1.3	$1.3	$0.1	$0.1	$—	$—	$1.4	$1.4
Delinquency rate	0.5%	0.4%	1.8%	1.8%	6.6%	5.6%	0.5%	0.5%
2008 policy year	$5.1	$5.2	$1.3	$1.4	$0.3	$0.3	$6.7	$6.9
Delinquency rate	6.5%	6.3%	14.9%	14.7%	24.9%	24.7%	8.9%	8.7%
2007 policy year	$4.0	$4.2	$2.3	$2.4	$0.8	$0.8	$7.1	$7.4
Delinquency rate	12.8%	12.6%	22.7%	22.6%	32.7%	32.5%	18.3%	18.2%
2006 policy year	$1.8	$1.9	$1.1	$1.1	$0.3	$0.3	$3.2	$3.3
Delinquency rate	13.9%	13.6%	22.5%	22.4%	29.0%	28.8%	18.3%	18.0%
2005 and prior policy year	$3.9	$4.0	$2.3	$2.5	$0.6	$0.6	$6.8	$7.1
Delinquency rate	7.8%	7.5%	17.4%	16.9%	23.9%	23.5%	11.9%	11.6%
Fixed rate mortgage	$18.4	$18.6	$7.1	$7.4	$1.9	$1.9	$27.4	$27.9
Delinquency rate	7.1%	7.1%	18.5%	18.3%	27.9%	27.6%	11.4%	11.4%
Adjustable rate mortgage	$0.3	$0.3	$0.2	$0.2	$0.1	$0.1	$0.6	$0.6
Delinquency rate	25.0%	24.8%	28.1%	27.4%	36.3%	36.1%	27.1%	26.7%
Loan-to-value > 95%	$3.8	$3.8	$2.5	$2.6	$0.8	$0.8	$7.1	$7.2
Delinquency rate	9.4%	9.3%	20.8%	20.7%	31.4%	31.3%	16.2%	16.1%
Alt-A(3)	$0.6	$0.6	$0.2	$0.3	$—	$—	$0.8	$0.9
Delinquency rate	18.7%	18.8%	32.9%	32.7%	33.3%	34.7%	23.0%	23.0%
Interest only and option ARMs	$1.4	$1.4	$0.5	$0.5	$0.1	$0.1	$2.0	$2.0
Delinquency rate	26.9%	26.9%	37.2%	37.3%	43.5%	42.7%	30.3%	30.3%

(1)	Loans with unknown FICO scores are included in the 620 - 679 category.
(2)	Delinquency rate represents the number of lender reported delinquencies divided by the number of remaining policies consistent with mortgage insurance practices.
(3)	Alt-A consists of loans with reduced documentation or verification of income or assets and a higher historical and expected delinquency rate than standard documentation loans.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Other Metrics—U.S. Mortgage Insurance Bulk Risk In-Force

(dollar amounts in millions)

	June 30, 2011	March 31, 2011	June 30, 2010
GSE Alt-A
Risk in-force	$27	$27	$29
Average FICO score	732	732	732
Loan-to-value ratio	81%	81%	81%
Standard documentation(1)	11%	11%	11%
Stop loss	100%	100%	100%
Deductible	—%	—%	—%

FHLB
Risk in-force	$442	$459	$399
Average FICO score	757	757	755
Loan-to-value ratio	75%	75%	75%
Standard documentation(1)	97%	97%	97%
Stop loss	94%	94%	91%
Deductible	100%	100%	100%

Other
Risk in-force	$71	$73	$81
Average FICO score	692	692	692
Loan-to-value ratio	92%	92%	92%
Standard documentation(1)	97%	97%	97%
Stop loss	8%	8%	9%
Deductible	—%	—%	—%
Total Bulk Risk In-Force	$540	$559	$509

(1)

Standard documentation includes loans with reduced or different documentation requirements that meet specifications of GSE approved underwriting systems with historical and expected delinquency rates consistent with the standard portfolio.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Aggregate Book Year Analysis Provided to Illustrate Directional Progression Toward Captive Attachment(1)

			June 30, 2011			March 31, 2011
Book Year(2)	Original Book Risk In-Force ($B)(3)	Progression To Attachment Point	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)	Current Risk In-Force ($B)	Ever-To-Date Incurred Losses ($MM)(3)	Captive Benefits ($MM)
2004		0%-50%	$—	$2		$—	$4
2004		50%-75%	0.1	10		0.2	29
2004		75%-99%	0.3	52		0.2	31
2004		Attached	0.3	71		0.3	44

2004 Total	$3.1		$0.7	$135	13	$0.7	$108	2

2005		0%-50%	$—	$1		$—	$1
2005		50%-75%	—	—		—	—
2005		75%-99%	—	—		—	1
2005		Attached	1.0	296		1.5	451

2005 Total	$2.5		$1.0	$297	1	$1.5	$453	2

2006		0%-50%	$—	$1		$—	$1
2006		50%-75%	—	—		—	—
2006		75%-99%	—	1		—	—
2006		Attached	1.0	384		1.6	640

2006 Total	$2.2		$1.0	$386	10	$1.6	$641	9

2007		0%-50%	$—	$1		$—	$1
2007		50%-75%	—	—		—	—
2007		75%-99%	—	—		—	1
2007		Attached	1.9	683		3.4	1,133

2007 Total	$3.2		$1.9	$684	2	$3.4	$1,135	4

2008		0%-50%	$0.1	$1		$0.3	$8
2008		50%-75%	0.2	12		0.2	8
2008		75%-99%	0.1	5		0.1	4
2008		Attached	0.8	156		1.3	161

2008 Total	$1.8		$1.2	$174	19	$1.9	$181	4

Captive Benefits In Quarter ($MM)					$45			21

(1)

Data presented in aggregate for all trusts. Actual trust attachment and exit points will vary by individual lender contract. For purposes of this illustration, ever-to-date incurred losses equal current reserves plus ever-to-date paid claims. The information presented excludes quota share captive reinsurance data. Progress toward captive attachment is determined at a lender level for each book year by dividing ever-to-date incurred losses by original risk in-force for that book year.

(2)	Book year amounts may include loans from additional periods pursuant to reinsurance agreement terms and conditions.
(3)	Original book risk in-force and ever-to-date incurred losses include amounts for active captive books only.

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Operating Loss—Corporate and Other(1)

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	43	26	69	56	36	35	9	136
Net investment gains (losses)	(1)	(7)	(8)	(1)	25	(68)	(16)	(60)
Insurance and investment product fees and other	1	2	3	3	7	(3)	3	10

Total revenues	43	21	64	58	68	(36)	(4)	86

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	1	—	—	1
Interest credited	31	33	64	34	38	35	39	146
Acquisition and operating expenses, net of deferrals	—	(5)	(5)	16	(2)	9	8	31
Amortization of deferred acquisition costs and intangibles	3	3	6	3	3	4	4	14
Interest expense	86	82	168	77	77	70	70	294

Total benefits and expenses	120	113	233	130	117	118	121	486

LOSS BEFORE INCOME TAXES	(77)	(92)	(169)	(72)	(49)	(154)	(125)	(400)
Benefit for income taxes	—	(16)	(16)	(32)	(14)	(51)	(157)	(254)

NET INCOME (LOSS)	(77)	(76)	(153)	(40)	(35)	(103)	32	(146)

ADJUSTMENTS TO NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	4	4	2	(16)	42	11	39
Net tax benefit related to separation from the company’s former parent	—	—	—	—	—	—	(106)	(106)

NET OPERATING LOSS	$(77)	$(72)	$(149)	$(38)	$(51)	$(61)	$(63)	$(213)

Effective tax rate (operating loss)	-0.2%	16.4%	8.5%	44.0%	31.2%	30.6%	42.1%	37.2%

Guaranteed Investment Contracts, Funding Agreements Backing Notes and Funding Agreements:
Account value, beginning of period	$3,317	$3,717	$3,717	$4,094	$4,441	$4,372	$4,502	$4,502
Deposits	—	—	—	262	79	152	—	493
Surrenders and benefits	(312)	(435)	(747)	(680)	(477)	(124)	(171)	(1,452)

Net flows	(312)	(435)	(747)	(418)	(398)	28	(171)	(959)
Interest credited	28	33	61	36	41	43	43	163
Foreign currency translation	10	2	12	5	10	(2)	(2)	11

Account value, end of period	$3,043	$3,317	$3,043	$3,717	$4,094	$4,441	$4,372	$3,717

(1)	Includes inter-segment eliminations and non-strategic products.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Investments Summary

(amounts in millions)

		June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$33,127	46%	$31,912	45%	$31,781	45%	$32,379	43%	$30,044	42%
	Private fixed maturity securities	9,213	13	9,188	13	9,239	13	9,458	13	9,254	13
	Residential mortgage-backed securities(1)	4,280	6	3,841	5	3,760	5	3,640	5	3,258	4
	Commercial mortgage-backed securities	3,280	5	3,329	5	3,361	5	3,379	5	3,428	5
	Other asset-backed securities	1,984	3	2,126	3	2,287	3	2,345	3	2,301	3
	Tax-exempt	865	1	924	1	1,026	1	1,263	2	1,341	2
	Non-investment grade fixed maturity securities	3,472	5	3,678	5	3,729	5	3,892	5	3,760	5
	Equity securities:
	Common stocks and mutual funds	263	—	232	—	215	—	90	—	81	—
	Preferred stocks	111	—	123	—	117	—	133	—	118	—
	Commercial mortgage loans	6,432	9	6,600	9	6,718	9	6,929	9	7,208	10
	Restricted commercial mortgage loans related to securitization entities	457	1	485	1	507	1	522	1	535	1
	Policy loans	1,542	2	1,480	2	1,471	2	1,480	2	1,467	2
	Cash, cash equivalents and short-term investments	2,986	4	3,940	6	3,271	5	3,800	5	4,776	7
	Securities lending	554	1	811	1	772	1	702	1	680	1
Other invested assets:	Limited partnerships(2)	346	—	339	—	340	—	365	—	363	1
	Derivatives:
	LTC forward starting swap—cash flow	264	—	169	—	222	—	821	1	540	1
	Other cash flow	—	—	192	—	205	—	188	—	142	—
	Fair value	116	—	113	—	130	—	147	—	144	—
	Equity index options—non-qualified	39	—	32	—	33	—	61	—	97	—
	LTC swaptions—non-qualified	—	—	—	—	—	—	8	—	4	—
	Other non-qualified	401	1	395	1	457	1	458	1	516	1
	Trading portfolio	607	1	667	1	677	1	701	1	221	—
	Counterparty collateral	705	1	745	1	794	2	1,586	2	1,058	1
	Restricted other invested assets related to securitization entities	379	1	376	1	372	1	378	1	374	1
	Other	114	—	91	—	85	—	81	—	87	—

	Total invested assets and cash	$71,537	100%	$71,788	100%	$71,569	100%	$74,806	100%	$71,797	100%

	Public Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$16,253	37%	$15,607	37%	$15,797	37%	$16,138	37%	$14,525	36%
	AA	5,007	12	4,912	11	4,947	12	5,054	12	4,947	12
	A	11,870	27	11,363	27	11,322	26	11,679	27	11,147	27
	BBB	8,374	19	8,311	20	8,224	19	8,370	19	7,804	19
	BB	1,257	3	1,358	3	1,451	4	1,464	3	1,373	4
	B	279	1	309	1	292	1	348	1	430	1
	CCC and lower	485	1	525	1	493	1	477	1	451	1
	Not rated	—	—	—	—	—	—	—	—	—	—

	Total public fixed maturity securities	$43,525	100%	$42,385	100%	$42,526	100%	$43,530	100%	$40,677	100%

	Private Fixed Maturity Securities—Credit Quality:
	Rating Agency Designation
	AAA	$1,372	11%	$1,339	11%	$1,490	12%	$1,589	12%	$1,433	11%
	AA	989	8	964	8	929	7	1,010	8	1,170	9
	A	3,967	31	4,089	32	4,018	32	4,069	32	3,889	31
	BBB	4,917	39	4,735	37	4,727	37	4,555	36	4,711	37
	BB	1,063	8	1,102	9	1,077	9	1,185	9	1,135	9
	B	170	1	175	1	259	2	269	2	245	2
	CCC and lower	218	2	209	2	157	1	149	1	126	1

	Total private fixed maturity securities	$12,696	100%	$12,613	100%	$12,657	100%	$12,826	100%	$12,709	100%

	(1) The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
	(2) Limited partnerships by type:
	Real estate	$162		$156		$155		$177		$165
	Infrastructure	122		115		116		112		114
	Other	62		68		69		76		84

	Total limited partnerships	$346		$339		$340		$365		$363

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Fixed Maturity Securities Summary

(amounts in millions)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$3,682	6%	$3,414	6%	$3,705	7%	$3,922	7%	$3,684	7%
Tax-exempt	865	1	928	2	1,030	2	1,271	2	1,350	3
Foreign government	2,389	4	2,359	4	2,369	4	2,352	4	2,146	4
U.S. corporate	24,047	43	23,753	43	23,967	43	24,525	44	23,378	44
Foreign corporate	14,428	26	13,937	25	13,498	25	13,815	24	12,799	24
Residential mortgage-backed securities	4,983	9	4,600	9	4,455	8	4,334	8	3,955	7
Commercial mortgage-backed securities	3,721	7	3,756	7	3,743	7	3,757	7	3,726	7
Other asset-backed securities	2,106	4	2,251	4	2,416	4	2,380	4	2,348	4

Total fixed maturity securities	$56,221	100%	$54,998	100%	$55,183	100%	$56,356	100%	$53,386	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,253	23%	$8,234	23%	$8,025	23%	$8,425	23%	$8,076	24%
Utilities and energy	8,175	22	7,950	22	7,977	23	8,123	23	7,628	23
Consumer—non-cyclical	4,250	12	4,148	12	4,071	11	4,210	12	4,065	12
Consumer—cyclical	1,830	5	1,773	5	1,760	5	1,808	5	1,791	5
Capital goods	2,282	6	2,191	6	2,163	6	2,107	6	2,028	6
Industrial	1,902	5	1,850	5	1,789	5	1,531	4	1,461	4
Technology and communications	2,377	6	2,250	6	2,192	6	2,221	6	1,909	6
Transportation	1,305	4	1,284	4	1,324	4	1,344	4	1,290	4
Other	6,074	17	5,852	17	5,861	17	6,023	17	5,435	16

Subtotal	36,448	100%	35,532	100%	35,162	100%	35,792	100%	33,683	100%

Non-Investment Grade:
Finance and insurance	425	21%	441	21%	512	22%	637	25%	647	26%
Utilities and energy	294	15	282	13	242	10	249	10	221	9
Consumer—non-cyclical	209	10	218	10	266	12	282	11	282	11
Consumer—cyclical	123	6	163	8	175	8	202	8	193	8
Capital goods	318	16	325	15	374	16	400	16	388	16
Industrial	356	17	369	17	362	16	400	15	389	16
Technology and communications	183	9	225	10	238	10	240	9	229	9
Transportation	95	5	95	4	97	4	99	4	106	4
Other	24	1	40	2	37	2	39	2	39	1

Subtotal	2,027	100%	2,158	100%	2,303	100%	2,548	100%	2,494	100%

Total	$38,475	100%	$37,690	100%	$37,465	100%	$38,340	100%	$36,177	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$2,857	5%	$2,379	4%	$2,707	5%	$2,613	4%	$2,801	5%
Due after one year through five years	12,103	22	12,248	22	12,423	22	12,562	22	11,696	22
Due after five years through ten years	10,031	18	9,678	18	9,232	17	9,454	17	8,877	17
Due after ten years	20,420	36	20,086	37	20,207	37	21,256	38	19,983	37

Subtotal	45,411	81	44,391	81	44,569	81	45,885	81	43,357	81
Mortgage and asset-backed securities	10,810	19	10,607	19	10,614	19	10,471	19	10,029	19

Total fixed maturity securities	$56,221	100%	$54,998	100%	$55,183	100%	$56,356	100%	$53,386	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
South Atlantic	$1,624	25%	$1,577	24%	$1,583	23%	$1,593	23%	$1,660	23%
Pacific	1,615	25	1,746	26	1,769	26	1,857	27	1,937	27
Middle Atlantic	865	13	880	13	937	14	935	13	974	13
East North Central	577	9	603	9	612	9	657	9	701	10
Mountain	516	8	527	8	540	8	591	9	624	8
New England	422	7	480	7	482	7	484	7	491	7
West North Central	349	5	355	5	369	6	374	5	378	5
West South Central	348	5	305	5	297	4	306	4	314	4
East South Central	169	3	181	3	183	3	189	3	194	3

Subtotal	6,485	100%	6,654	100%	6,772	100%	6,986	100%	7,273	100%

Allowance for losses	(57)		(58)		(59)		(62)		(70)
Unamortized fees and costs	4		4		5		5		5

Total	$6,432		$6,600		$6,718		$6,929		$7,208

Property Type
Retail	$1,912	30%	$1,976	30%	$1,974	29%	$2,015	29%	$2,047	28%
Office	1,757	27	1,822	27	1,850	27	1,897	27	1,971	27
Industrial	1,753	27	1,745	26	1,788	26	1,861	27	1,903	26
Apartments	718	11	700	11	725	11	776	11	812	11
Mixed use/other	345	5	411	6	435	7	437	6	540	8

Subtotal	6,485	100%	6,654	100%	6,772	100%	6,986	100%	7,273	100%

Allowance for losses	(57)		(58)		(59)		(62)		(70)
Unamortized fees and costs	4		4		5		5		5

Total	$6,432		$6,600		$6,718		$6,929		$7,208

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$58		$59		$62		$70		$52
Provision	3		—		7		5		18
Release	(4)		(1)		(10)		(13)		—

Ending balance	$57		$58		$59		$62		$70

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Commercial Mortgage Loans Summary

(amounts in millions)

	June 30, 2011		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010
Loan Size	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Under $5 million	$2,883	44%	$2,851	43%	$2,881	43%	$2,928	42%	$2,998	41%
$5 million but less than $10 million	1,597	25	1,546	23	1,576	23	1,623	23	1,679	23
$10 million but less than $20 million	1,168	18	1,215	18	1,234	18	1,316	19	1,339	19
$20 million but less than $30 million	350	5	296	5	299	4	300	4	309	4
$30 million and over	487	8	747	11	786	12	819	12	952	13

Subtotal	6,485	100%	6,655	100%	6,776	100%	6,986	100%	7,277	100%

Net premium/discount	—		(1)		(4)		—		(4)

Total	$6,485		$6,654		$6,772		$6,986		$7,273

Commercial Mortgage Loan Information by Vintage as of June 30, 2011

(loan amounts in millions)

Loan Year	Total Recorded Investment(1)	Number of Loans	Average Balance Per Loan	Loan-To-Value(2)	Delinquent Principal Balance	Number of Delinquent Loans	Average Balance Per Delinquent Loan
2004 and prior	$1,988	846	$2	49%	$30	5	$6
2005	1,415	309	$5	64%	3	1	$3
2006	1,293	278	$5	73%	4	1	$4
2007	1,275	188	$7	77%	—	—	$—
2008	272	57	$5	73%	2	1	$2
2009	—	—	$—	—%	—	—	$—
2010	103	17	$6	63%	—	—	$—
2011	139	27	$5	65%	—	—	$—

Total	$6,485	1,722	$4	64%	$39	8	$5

(1)	Total recorded investment reflects the balance sheet carrying value gross of related allowance and the unamortized balance of loan origination fees and costs.
(2)	Represents weighted-average loan-to-value as of June 30, 2011.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Net Investment Income
Fixed maturity securities—taxable	$693	$670	$1,363	$689	$658	$646	$626	$2,619
Fixed maturity securities—non-taxable	10	11	21	13	14	16	16	59
Commercial mortgage loans	92	92	184	93	95	99	104	391
Restricted commercial mortgage loans related to securitization entities	9	10	19	9	10	10	10	39
Equity securities	10	3	13	3	4	5	2	14
Other invested assets	38	30	68	32	23	29	32	116
Limited partnerships	17	4	21	11	1	10	(34)	(12)
Restricted other invested assets related to securitization entities	—	—	—	—	1	—	1	2
Policy loans	30	29	59	29	28	28	27	112
Cash, cash equivalents and short-term investments	6	6	12	6	6	4	5	21

Gross investment income before expenses and fees	905	855	1,760	885	840	847	789	3,361
Expenses and fees	(24)	(25)	(49)	(22)	(25)	(24)	(24)	(95)

Net investment income	$881	$830	$1,711	$863	$815	$823	$765	$3,266

Annualized Yields
Fixed maturity securities—taxable	5.2%	5.0%	5.1%	5.2%	5.0%	5.0%	4.9%	5.0%
Fixed maturity securities—non-taxable	4.1%	4.2%	4.1%	4.2%	4.3%	4.3%	4.3%	4.3%
Commercial mortgage loans	5.6%	5.5%	5.6%	5.5%	5.4%	5.5%	5.8%	5.6%
Restricted commercial mortgage loans related to securitization entities	7.8%	7.6%	7.7%	7.3%	7.6%	7.3%	7.3%	7.4%
Equity securities	11.7%	3.2%	7.6%	4.0%	6.8%	11.8%	6.6%	6.7%
Other invested assets	15.8%	11.7%	13.8%	12.1%	13.3%	17.3%	15.0%	14.0%
Limited partnerships(1)	19.9%	5.1%	12.5%	12.3%	1.0%	10.6%	-34.0%	-3.4%
Restricted other invested assets related to securitization entities	0.2%	0.3%	0.2%	0.3%	0.3%	0.3%	1.0%	0.5%
Policy loans	7.9%	8.0%	7.9%	8.0%	7.6%	7.7%	7.7%	7.8%
Cash, cash equivalents and short-term investments	0.7%	0.7%	0.7%	0.7%	0.5%	0.3%	0.4%	0.5%

Gross investment income before expenses and fees	5.3%	5.0%	5.1%	5.1%	4.8%	4.9%	4.6%	4.9%
Expenses and fees	-0.2%	-0.2%	-0.1%	-0.1%	-0.1%	-0.1%	-0.2%	-0.1%

Net investment income	5.1%	4.8%	5.0%	5.0%	4.7%	4.8%	4.4%	4.8%

Yields for fixed maturity securities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other invested assets, are calculated net of the corresponding securities lending liability.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Net Investment Gains (Losses), Net of Taxes and Other Adjustments—Detail

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$1	$(3)	$(2)	$(1)	$3	$4	$(6)	$—
U.S. government, agencies and government-sponsored enterprises	—	3	3	—	1	—	(4)	(3)
Foreign corporate	(8)	(1)	(9)	2	3	16	2	23
Foreign government	2	—	2	(3)	3	—	(2)	(2)
Tax-exempt	(1)	—	(1)	2	(2)	(3)	4	1
Mortgage-backed securities	(1)	(2)	(3)	(1)	(7)	(5)	(3)	(16)
Asset-backed securities	(1)	—	(1)	(6)	(1)	—	(1)	(8)
Equity securities	1	2	3	7	—	1	—	8
Foreign exchange	1	—	1	—	1	(1)	—	—

Total net realized gains (losses) on available-for-sale securities	(6)	(1)	(7)	—	1	12	(10)	3

Impairments:
Sub-prime residential mortgage-backed securities	(3)	(6)	(9)	(5)	(3)	(1)	(16)	(25)
Alt-A residential mortgage-backed securities:	(2)	(4)	(6)	(4)	(9)	(13)	(8)	(34)

Total sub-prime and Alt-A residential mortgage-backed securities	(5)	(10)	(15)	(9)	(12)	(14)	(24)	(59)

Prime residential mortgage-backed securities	(2)	(3)	(5)	(2)	(4)	(3)	(6)	(15)
Other asset-backed securities	—	—	—	—	—	(9)	(10)	(19)
Commercial mortgage-backed securities	(4)	—	(4)	(1)	(2)	(1)	(1)	(5)
Corporate fixed maturity securities	—	(9)	(9)	(10)	(6)	—	(3)	(19)
Financial hybrid securities	—	—	—	—	—	—	(4)	(4)
Limited partnerships	(1)	—	(1)	—	—	(2)	(4)	(6)
Commercial mortgage loans	(4)	(1)	(5)	(2)	(1)	(3)	—	(6)

Total impairments	(16)	(23)	(39)	(24)	(25)	(32)	(52)	(133)

Net unrealized gains (losses) on trading securities	9	7	16	(4)	14	(2)	4	12
Derivative instruments	(10)	(6)	(16)	1	61	(25)	(5)	32
Bank loans	—	—	—	(1)	1	4	3	7
Limited partnerships	—	—	—	—	(1)	(2)	(1)	(4)
Commercial mortgage loans held-for-sale market valuation allowance	1	(1)	—	1	(4)	(13)	(3)	(19)
Net gains (losses) related to securitization entities	(3)	6	3	2	20	(31)	7	(2)
Other	(1)	—	(1)	—	—	—	11	11

Net investment gains (losses), net of taxes	(26)	(18)	(44)	(25)	67	(89)	(46)	(93)
Adjustment for DAC and other intangible amortization and certain benefit reserves, net of taxes	4	3	7	(1)	(12)	13	5	5
Adjustment for net investment (gains) losses attributable to noncontrolling interests, net of taxes	—	(1)	(1)	—	(1)	—	(1)	(2)

Net investment gains (losses), net of taxes and other adjustments	$(22)	$(16)	$(38)	$(26)	$54	$(76)	$(42)	$(90)

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$(92)	$46	$142	$343	$279
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,463	$12,498	$12,494	$12,499	$12,363
GAAP Basis ROE(1) divided by(2)	-0.7%	0.4%	1.1%	2.7%	2.3%

Operating ROE
Net operating income (loss) for the twelve months ended(1)	$(82)	$110	$126	$355	$407
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$12,463	$12,498	$12,494	$12,499	$12,363
Operating ROE(1) divided by(2)	-0.7%	0.9%	1.0%	2.8%	3.3%

Quarterly Average ROE	Three months ended
	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$(96)	$82	$(161)	$83	$42
Average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,414	$12,413	$12,444	$12,559	$12,572
Annualized GAAP Quarterly Basis ROE(3) divided by(4)	-3.1%	2.6%	-5.2%	2.6%	1.3%

Operating ROE
Net operating income (loss) for the period ended(3)	$(74)	$98	$(135)	$29	$118
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$12,414	$12,413	$12,444	$12,559	$12,572
Annualized Operating Quarterly Basis ROE(3) divided by(4)	-2.4%	3.2%	-4.3%	0.9%	3.8%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) for the most recent five quarters.

(3)	Net income (loss) available to Genworth Financial, Inc.’s common stockholders and net operating income (loss) from page 10 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Reconciliation of Expense Ratio

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals(1)	$514	$500	$1,014	$519	$472	$499	$475	$1,965
Total revenues(2)	$2,655	$2,568	$5,223	$2,591	$2,667	$2,410	$2,421	$10,089

Expense ratio (1) divided by (2)	19.4%	19.5%	19.4%	20.0%	17.7%	20.7%	19.6%	19.5%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$514	$500	$1,014	$519	$472	$499	$475	$1,965
Less wealth management business	92	92	184	76	73	72	66	287
Less lifestyle protection insurance business	151	148	299	143	139	157	154	593

Adjusted acquisition and operating expenses, net of deferrals(3)	$271	$260	$531	$300	$260	$270	$255	$1,085

Total revenues	$2,655	$2,568	$5,223	$2,591	$2,667	$2,410	$2,421	$10,089
Less wealth management business	114	110	224	93	89	89	81	352
Less lifestyle protection insurance business	281	270	551	259	258	284	311	1,112
Less net investment gains (losses)	(41)	(30)	(71)	(38)	103	(141)	(72)	(148)

Adjusted total revenues(4)	$2,301	$2,218	$4,519	$2,277	$2,217	$2,178	$2,101	$8,773

Adjusted expense ratio (3) divided by (4)	11.8%	11.7%	11.8%	13.2%	11.7%	12.4%	12.1%	12.4%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s wealth management and lifestyle protection insurance businesses. The wealth management and lifestyle protection insurance businesses are excluded from this ratio as their expense bases are comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Reconciliation of Core Premiums

(amounts in millions)

	2011			2010
	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Reported premiums	$1,455	$1,437	$2,892	$1,467	$1,447	$1,470	$1,470	$5,854
Less retirement income—spread-based premiums	20	20	40	45	42	32	36	155
Less impact of changes in foreign exchange rates	44	10	54	(7)	(11)	25	68	75

Core premiums	$1,391	$1,407	$2,798	$1,429	$1,416	$1,413	$1,366	$5,624

Reported premium percentage change from prior year	-1.0%	-2.2%	-1.6%	-3.7%	-3.0%	-2.1%	-2.1%	-2.7%
Core premium percentage change from prior year	-1.6%	3.0%	0.7%	1.3%	-5.9%	-9.2%	-13.3%	-7.0%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums from the retirement income—spread-based business and the impact of changes in foreign exchange rates. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. The impact of changes in foreign exchange rates are excluded in this measure to present periods on a comparable exchange rate. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Reconciliation of Core Yield

		2011			2010
	(Assets—amounts in billions)	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$71.5	$71.8	$71.5	$71.6	$74.8	$71.8	$69.3	$71.6
	Subtract:
	Securities lending	0.6	0.8	0.6	0.8	0.7	0.7	0.6	0.8
	Unrealized gains (losses)	1.7	1.2	1.7	1.3	3.8	1.7	(0.9)	1.3
	Derivative counterparty collateral	0.7	0.7	0.7	0.8	1.6	1.1	0.6	0.8

	Adjusted end of period invested assets	$68.5	$69.1	$68.5	$68.7	$68.7	$68.3	$69.0	$68.7

(A)	Average Invested Assets Used in Reported Yield Calculation	$68.8	$68.9	$68.9	$68.7	$68.6	$68.7	$68.9	$68.6
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities	0.5	0.5	0.5	0.5	0.5	0.5	0.6	0.6

(B)	Average Invested Assets Used in Core Yield Calculation	68.3	68.4	68.4	68.2	68.1	68.2	68.3	68.0
	Subtract:
	Portfolios supporting floating products and non-recourse funding obligations(1)	8.3	8.6	8.5	9.1	9.4	9.3	9.3	9.2

(C)	Average Invested Assets Used in Core Yield (excl. Floating and Non-Recourse Funding) Calculation	$60.0	$59.8	$59.9	$59.1	$58.7	$58.9	$59.0	$58.8

	(Income—amounts in millions)

(D)	Reported—Net Investment Income	$881	$830	$1,711	$863	$815	$823	$765	$3,266
	Subtract:
	Bond calls and commercial mortgage loan prepayments	16	8	24	13	8	—	7	28
	Reinsurance(2)	36	32	68	20	14	21	29	84
	Other non-core items(3)	15	2	17	31	6	7	—	44
	Restricted commercial mortgage loans and other invested assets related to securitization entities	5	7	12	7	7	7	8	29

(E)	Core Net Investment Income	809	781	1,590	792	780	788	721	3,081
	Subtract:
	Investment income from portfolios supporting floating products and non-recourse funding obligations(1)	37	34	71	33	34	28	2	97

(F)	Core Net Investment Income (excl. Floating and Non-Recourse Funding)	$772	$747	$1,519	$759	$746	$760	$719	$2,984

(D) / (A)	Reported Yield	5.12%	4.82%	4.97%	5.02%	4.75%	4.79%	4.44%	4.76%
(E) / (B)	Core Yield	4.74%	4.57%	4.65%	4.65%	4.58%	4.62%	4.22%	4.52%
(F) / (C)	Core Yield (excl. Floating and Non-Recourse Funding)	5.15%	5.00%	5.07%	5.14%	5.08%	5.16%	4.87%	5.07%

Notes:	Columns may not add due to rounding.
Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Floating products refer to institutional products and the non-recourse funding obligations that support certain term and universal life insurance reserves in the company’s life insurance business.
(2)	Represents imputed investment income related to reinsurance agreements in the lifestyle protection insurance business.
(3)	Includes mark-to-market adjustment on assets supporting executive deferred compensation and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Financial Strength Ratings

The company’s principal life insurance subsidiaries are rated in terms of financial strength by Standard & Poor's Financial Services LLC (“S&P”), Moody’s Investors Service, Inc. (“Moody's”), A.M. Best Company, Inc. (“A.M. Best”) and Fitch Ratings (“Fitch”) as follows:

Company	S&P	Moody’s	A.M. Best	Fitch
Genworth Life Insurance Company	A	A2	A	A-
Genworth Life Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life and Annuity Insurance Company	A	A2	A	A-
Genworth Life and Annuity Insurance Company (short-term rating)	A-1	P-1	Not rated	Not rated
Genworth Life Insurance Company of New York	A	A2	A	A-
Continental Life Insurance Company of Brentwood, Tennessee	Not rated	Not rated	A-	A-
American Continental Insurance Company	Not rated	Not rated	A-	Not rated

The company’s principal mortgage insurance subsidiaries are rated in terms of financial strength by S&P and Moody’s as follows:

Company	S&P	Moody’s
Genworth Mortgage Insurance Corporation	BB-	Baa2
Genworth Residential Mortgage Insurance Corporation of NC	BB-	Baa2
Genworth Financial Mortgage Insurance Pty. Limited (Australia)	AA-	A1
Genworth Financial Mortgage Insurance Limited (Europe)	BBB	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	AA-	Not rated
Genworth Seguros de Credito a la Vivienda S.A. de C.V.	mxAA	Aa3.mx

The company's principal lifestyle protection insurance subsidiaries are rated in terms of financial strength by S&P as follows:

Company	S&P
Financial Assurance Company Limited	A-
Financial Insurance Company Limited	A-

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (“DBRS”).

The S&P, Moody’s, A.M. Best, Fitch and DBRS ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

SECOND QUARTER 2011

Financial Strength Ratings (continued)

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. Insurers rated “A” (Strong), “BBB” (Good) or “BB” (Marginal) have strong, good, or marginal financial security characteristics, respectively. The “AA,” “A”, “BBB” and “BB” ranges are the second-, third-, fourth- and fifth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA-,” “A,” “A-,” “BBB” and “BB-” ratings are the fourth-, sixth-, seventh-, ninth- and thirteenth-highest of S&P’s 21 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. An obligor rated “mxAA” has a very strong capacity to meet its financial commitments relative to that of other Mexican obligors. The “mxAA” rating is the second-highest enterprise credit rating assigned on S&P’s CaVal national scale.

Moody’s states that insurance companies rated “A” (Good) offer good financial security and that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “A” (Good) and “Baa” (Adequate) ranges are the third- and fourth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “A1,” “A2,” “Baa2” and “Baa3” ratings are the fifth-, sixth-, ninth-and tenth-highest, respectively, of Moody’s 21 ratings categories. The short-term rating “P-1” is the highest rating and shows superior ability for repayment of short-term debt obligations. Issuers or issues rated “Aa.mx” demonstrate very strong creditworthiness relative to other issuers in Mexico.

A.M. Best states that the “A” (Excellent) and “A-” (Excellent) ratings are assigned to those companies that have, in its opinion, an excellent ability to meet their ongoing insurance obligations. The “A” (Excellent) and “A-” (Excellent) ratings are the third- and fourth-highest, respectively, of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A-” rating is the seventh-highest of Fitch’s 19 ratings categories.

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly variable to future events. Credit quality differs from “AAA” only to a small degree.

S&P, Moody’s, A.M. Best, Fitch and DBRS review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Kelly Groh, 804-662-2248

Kelly.Groh@genworth.com